[GRAPHIC]

                          Galaxy Tax-Exempt Bond Funds

                                  Galaxy Funds

Annual Report
October 31, 1999

Galaxy Tax-Exempt Bond Fund

Galaxy New Jersey Municipal
Bond Fund

Galaxy New York Municipal
Bond Fund

Galaxy Connecticut Municipal
Bond Fund

Galaxy Massachusetts Municipal
Bond Fund

Galaxy Rhode Island Municipal
Bond Fund

                                                                   [LOGO] Galaxy
                                                                          Funds

Chairman's Message

Dear Shareholder:

      Enclosed is the annual report for the Galaxy Tax-Exempt Bond Funds that covers the fiscal year ended October 31, 1999. The report includes a Market Overview that explains the different economic and market factors influencing bond investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 1999 appears at the end of the report.

      Unexpected economic strength, inflation concerns, and a tighter monetary policy drove bond yields higher during the reporting period. After cutting short-term interest rates by 25 basis points (0.25%) at the start of the period, the Federal Reserve became concerned that the economy was advancing strongly enough to prompt inflation that would curb future growth. This resulted in rate increases later in the period totaling 50 basis points. As bond yields rose, the prices for bonds fell sharply. When investors were most uncertain about the direction of interest rates, many moved back into securities with the strongest credit quality and liquidity. While municipal bonds underperformed Treasury issues at these times, the Galaxy Tax-Exempt Bond Funds benefited from an emphasis on higher-quality issues with good liquidity.

      Although market changes like those of the past year can be unnerving, they are typical of the ups and downs that occur with most investments. Even so, this may be a good time to meet with a financial advisor who can help you determine whether your current strategies suit your long-term goals. Investment professionals at Fleet Bank branches can provide you with a no-obligation analysis that will help you make this comparison and get the most from your portfolio.

      If you have any questions about the Galaxy Tax-Exempt Bond Funds or the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet Bank branches.

Sincerely,


/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

--------------------------------------------------------------------------------
Mutual Funds:

o are not bank deposits

o are not FDIC insured

o are not obligations of Fleet Bank

o are not guaranteed by Fleet Bank

o are subject to investment risk including possible loss of principal amount invested
--------------------------------------------------------------------------------

Market Overview

"By shortening the portfolio duration (a measure of interest rate sensitivity) during the reporting period and maintaining our standards of high credit quality, the Galaxy Tax-Exempt Bond Funds generally outperformed funds with similar investment objectives."

Bond Market Overview

By Fleet Investment Advisors Inc.

      Bond prices declined substantially in the past year, as improving economic conditions abroad kept growth strong enough at home to raise concern about higher inflation and interest rates. Yields in the municipal market were higher by 80 to 100 basis points (0.80% to 1.00%) over the last year, compared with an increase of 110 to 170 basis points for U.S Treasury yields. The supply of new issues of municipal bonds was down approximately 20% from 1998, which was a record year.

      Although inflation remained relatively modest, interest rates rose for most of the period. This was due largely to efforts by the Federal Reserve (the "Fed") to keep inflation under control. After cutting the Fed Funds rate three times for a total rate cut of 75 basis points since September 1998, the Fed raised rates by 25 basis points each at meetings in June and August of 1999.

      By shortening the portfolio duration (a measure of interest rate sensitivity) during the reporting period and maintaining our standards of high credit quality, the Galaxy Tax-Exempt Bond Funds generally outperformed funds with similar investment objectives.

Strong Growth Boosts Yields

      When the reporting period started, 30-year Treasury bonds were yielding 5.20%, the Lehman Brothers Municipal Bond Index was yielding 4.38%, and inflation was about 1.6%. Following an annualized growth rate of 3.7% in the third quarter of 1998, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, increased by 6% in the fourth quarter of 1998. With economies in Asia and other emerging markets still in crisis, however, investors sought safety in Treasuries. To restore confidence in other fixed-income markets, the Fed cut interest rates in November.

      As foreign economies rebounded strongly in the first quarter of 1999, U.S. growth, as measured by GDP, improved by 4.3%. This raised concern that the Fed would start raising interest rates to keep inflation at bay. Although low levels of current inflation discouraged Fed action at this time, the yield for 30-year Treasuries rose to 5.62% by the end of March.

      GDP growth slowed to a rate of 1.8% in the second quarter of 1999. However, signs of faster growth raised enough concern about inflation for the Fed to boost short-term rates for the first time since February 1995. While inflation remained under control in the third quarter, GDP growth accelerated to an estimated 5.5% rate. The stronger growth, plus inflation concerns prompted by weakness in the U.S. dollar, caused the Fed to raise short-term rates again in August. In anticipation of this rate hike, 30-year Treasury yields rose as high as 6.28%.

      Investors continued to worry into October that the Fed would raise rates again and effectively erase the 75 basis point cut from 1998. With annualized inflation at just 2.8%, however, another rate hike seemed less likely. As sentiment shifted, the yield for long-term Treasuries edged lower, reaching 6.16% on October 31. At the end of the reporting period the Lehman Brothers Municipal Bond Index had a yield of 5.32%.

Municipal Bonds Outperform

      With investors seeking safety in U.S. Treasury issues during the fall of 1998, municipal bonds had significantly underperformed on a total return basis versus Treasuries. Municipals were also hurt as low absolute yields discouraged demand by retail investors, while new issue supply set a record at $280 billion. By the beginning of 1999, yields for municipal bonds as a percentage of U.S. Treasuries had reached unusually high levels.

      Municipal bonds performed fairly well in the first quarter of 1999, falling only slightly in price. The summer then brought the start of two very dif-

"After averaging growth rates of 3.9% and 3.8% in 1998 and 1999, respectively, we believe that GDP may only improve by 2.5% next year."

ferent faces in the municipal market. As municipal bond mutual funds received very little new cash and witnessed redemptions that caused them to sell long-term bonds, insurance companies were underweighting municipals in favor of taxable issues with attractive yield spreads.

      At the same time, retail investors started buying municipal bonds with short- to intermediate-term maturities. The retail sector remained the dominant buyer of municipals for the remainder of the fiscal year, and mutual funds continued to be net sellers. This caused the yield curve to steepen, which increased the underperformance of longer-term bonds.

      In addition to greater demand, shorter maturities benefited from the reduced sensitivity of their prices to rising interest rates. By replacing the longer maturities that had performed well when interest rates were falling in 1998 with intermediate-term issues, we helped the Galaxy Tax-Exempt Bond Funds outperform other funds with similar investment objectives. The Funds also benefited from sizable investments in issues with premium coupons, strong credit quality, and good liquidity. Investors tended to favor municipals with these attributes as bond prices weakened.

Volatility to Continue

      We predict bond prices will remain volatile in coming months. If economic growth is robust, further rate hikes could follow. There are now many signs, however, that previous rate hikes are creating an environment for slower growth. After averaging growth rates of 3.9% and 3.8% in 1998 and 1999, respectively, we believe that GDP may only improve by 2.5% next year. Under that scenario, inflation should remain under control, interest rates should retrace their recent rise, and bond prices should strengthen.

      At current yield levels municipal bonds should remain attractive to investors. Longer intermediate-term municipals offer yields near 5.40%, which is equivalent to a taxable yield of 8.44% for individuals in the 36% federal income bracket.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

As of October 31, 1999                              1 Year     3 Years       5 Years      Life of Fund
----------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(Inception date 12/30/91)                           -3.25%       3.98%          6.06%         5.71%
----------------------------------------------------------------------------------------------------------
New Jersey Municipal Bond Fund
(Inception date 4/3/98)                             -3.06        N/A            N/A           0.81
----------------------------------------------------------------------------------------------------------
New York Municipal Bond Fund
(Inception date 12/31/91)                           -3.54        4.01           6.09          5.47
----------------------------------------------------------------------------------------------------------
Connecticut Municipal Bond Fund
(Inception date 12/14/90)                           -2.68        4.27           6.43          4.66
----------------------------------------------------------------------------------------------------------
Massachusetts Municipal Bond Fund
(Inception date 12/31/91)                           -3.17        3.97           6.10          4.34
----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES+

As of October 31, 1999                              1 Year     3 Years       5 Years      Life of Fund
----------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(Inception date 12/30/91)                           -7.07%       2.43%          5.01%         5.15%
----------------------------------------------------------------------------------------------------------
New Jersey Municipal Bond Fund
(Inception date 4/3/98)                             -6.87        N/A            N/A           -1.80
----------------------------------------------------------------------------------------------------------
New York Municipal Bond Fund
(Inception date 12/31/91)                           -7.36        2.49           5.06          4.82
----------------------------------------------------------------------------------------------------------
Connecticut Municipal Bond Fund
(Inception date 12/14/90)                           -6.50        2.73           5.39          3.89
----------------------------------------------------------------------------------------------------------
Massachusetts Municipal Bond Fund
(Inception date 12/31/91)                           -6.97        2.48           5.09          3.60
----------------------------------------------------------------------------------------------------------
Rhode Island Municipal Bond Fund
(Inception date 12/20/94)                           -6.42        2.71           N/A           5.01
----------------------------------------------------------------------------------------------------------

+ Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**

                             1 Year             1 Year           3 Year             3 Year         Life of Fund       Life of Fund
                          Return Before      Return After     Return Before      Return After      Return Before      Return After
                           Contingent         Contingent       Contingent         Contingent        Contingent         Contingent
                         Deferred Sales     Deferred Sales   Deferred Sales     Deferred Sales    Deferred Sales     Deferred Sales
As of October 31, 1999   Charge Deducted   Charge Deducted*  Charge Deducted   Charge Deducted*   Charge Deducted   Charge Deducted*
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(Inception date 3/4/96)      -4.07%             -8.64%            3.10%              2.19%             2.84%              2.35%
------------------------------------------------------------------------------------------------------------------------------------

*     As if shares were redeemed at end of period.
** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3,00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

Portfolio Reviews

[PHOTO]

Glenn Migliozzi is the managing director of Fixed Income Investments for Fleet Investment Advisors Inc. He is also a member of Fleet's Tax-Exempt Investment Policy Committee, which has managed the Galaxy Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds since 1996 and the Galaxy New Jersey Municipal Bond Fund since it commenced operations in April of 1998.

GALAXY TAX-EXEMPT BOND FUND

By Glenn Migliozzi, CFA
Managing Director,
Fixed Income Investments

      As municipal bond yields rose in the past year, and prices for bonds with shorter maturities outperformed, the Galaxy Tax-Exempt Bond Fund benefited from a neutral duration versus its peer group. We further enhanced returns by emphasizing holdings with premium coupons, strong credit quality, and good liquidity.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares had a total return of -3.25%. Over the same time, the Fund's Retail A Shares had a total return of -3.45% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of -4.07% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the front-end sales charge and the contingent deferred sales charge.)

      During the reporting period, the average general municipal bond fund followed by Lipper Analytical Services ("Lipper"), a mutual fund performance-tracking service, had a total return of -4.18%. The Lehman Brothers Municipal Bond Index, which has a shorter duration than the Fund or its Lipper group, had a total return of -1.78%.

      On October 31, 1999, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 4.67%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.35%, and Retail B Shares had a 30-day SEC annualized yield of 3.79%. For shareholders in the 36% federal income tax bracket, these equaled taxable yields of 7.29%, 6.79%, and 5.92%, respectively.

Increased Attention to Intermediate Maturities

      After emphasizing longer-term municipals when prices were rising earlier in 1998, we added intermediate-term issues at the start of the reporting period in the fourth quarter when prices seemed to peak. We continued our focus on premium coupon issues with strong credit quality and good call protection, which also helped returns. In the first months of 1999, as a further defense against falling prices, we raised the Fund's cash position. As interest rates rose we used these reserves to increase the Fund's yield.

      Although intermediate maturities underperformed in the second quarter of 1999, they outperformed in the third quarter. On balance, the Fund continued to benefit from its neutral duration bias and attention to high credit quality. Toward the end of the period we increased cash reserves again for added liquidity.

Neutral Duration to Continue

      Given the uncertainty about interest rates, we plan to maintain a duration that is neutral to that of our peer group. We also expect to continue emphasizing issuers with strong credit fundamentals, believing the risk/reward ratio for owning lower-rated securities is not justified in the market at this time.

Galaxy Tax-Exempt Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was depicted as a pie chart in the printed material.]

Cash Equivalents & Net Other Assets and Liabilities ....   6%
North Central ..........................................  12%
Pacific ................................................   8%
East ...................................................  36%
Other Territories ......................................   3%
South ..................................................  31%
Mountain ...............................................   4%

Galaxy Tax-Exempt Bond Fund

Growth of $10,000 investment*

[The following information was depicted as a line chart in the printed material.]

                                                   12/30/91           10/31/99

Lehman Brothers Municipal Bond Index                $10,000            $16,409
Galaxy Tax-Exempt Bond Fund - Retail A Shares       $ 9,625            $14,817
Galaxy Tax-Exempt Bond Fund - Trust Shares          $10,000            $15,450
Galaxy Tax-Exempt Bond Fund - Retail B Shares       $10,000            $10,889

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the fourth year after purchase) as if shares were redeemed on October 31, 1999. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY NEW JERSEY MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director,
Fixed Income Investments

      As supplies of newly issued municipal bonds declined in the past year, supplies in New Jersey were occasionally tighter than elsewhere in the country. The enhanced value that this gave to existing bonds in the state -- combined with an emphasis on premium coupons, intermediate maturities, and strong credit quality -- helped the Galaxy New Jersey Municipal Bond Fund outperform other funds with similar investment objectives.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares had a total return of -3.06%. Over the same time, the Fund's Retail A Shares had a total return of -3.24% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) By comparison, the average New Jersey municipal bond fund tracked by Lipper had a total return of -4.13%. The Lehman Brothers Municipal Bond Index, whose duration is shorter than that of the Fund and its Lipper group, had a total return of -1.78% for the 12-month period.

      On October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.12%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.06%. This equaled taxable yields of 6.87% and 6.77%, respectively, for taxpayers in the 36% federal income tax bracket who live in New Jersey.

Seizing Yield Opportunities

      We have focused the Fund's holdings on municipal bonds with premium coupons, intermediate maturities, and strong credit quality since its inception in April of 1998. These attributes proved attractive to investors as bond prices began to fall at the start of the reporting period.

      In the first months of 1999, we raised the Fund's cash position as an additional defense against price declines. After interest rates had moved higher, we used these reserves to improve the yield of the Fund. We continued to emphasize intermediate-term issues. While these lagged in 1999's second quarter, they held up relatively well in the third quarter. As the reporting period closed, we boosted cash reserves again to improve liquidity.

Positioned for Further Rate Uncertainty

      Given the uncertainty about interest rates, we expect to keep the Fund's duration neutral to that for its peer group and make the most of new yield opportunities that arise. The Fund's focus on issuers with strong credit fundamentals should also serve it well in this environment.

Galaxy New Jersey Municipal Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was depicted as a pie chart in the printed material.]

Cash Equivalents & Net Other Assets and Liabilities ............     6%
Puerto Rico ....................................................     7%
New Jersey .....................................................    87%

Galaxy New Jersey Municipal Bond Fund

Growth of $10,000 investment*

[The following information was depicted as a line chart in the printed material.]

                                                          4/3/98       10/31/99

Lehman Brothers Municipal Bond Index                      $10,000      $10,279
Galaxy New Jersey Municipal Bond Fund - Retail A Shares   $ 9,625      $ 9,718
Galaxy New Jersey Municipal Bond Fund - Trust Shares      $10,000      $10,128

* Since inception on 4/3/98. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 4/30/98 because the index returns are calculated at month-end only.

PORTFOLIO REVIEWS

GALAXY NEW YORK MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director,
Fixed Income Investments

      In a climate of falling bond prices, the Galaxy New York Municipal Bond Fund benefited from a duration that was neutral to that of its peer group and an emphasis on municipals with premium coupons, good liquidity, and strong credit quality. The Fund also benefited as the supply of new issues in New York versus other parts of the country was down significantly, which enhanced the value of existing bonds in the state.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares had a total return of -3.54%. During the same time, the Fund's Retail A Shares had a total return of -3.72% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.)

      Over this period the average New York municipal bond fund tracked by Lipper returned -4.44%. With a duration that was shorter than the Fund and its peer group, the Lehman Brothers Municipal Bond Index returned -1.78%.

      On October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.59%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.23%. These are the same as taxable yields of 7.17% and 7.09%, respectively, for shareholders in the 36% federal income tax bracket who live in New York.

Managing Price Risk

      For a large part of 1998, we held significant investments in municipals with longer maturities to make the most of falling interest rates and rising bond prices. In the fourth quarter of 1998, when the reporting period began, it appeared that interest rates might be bottoming. In this climate, we traded some longer maturities for intermediate-term issues, which offered better value as well as a defense against falling bond prices.

      For the most part, this strategy continued to serve the Fund well through the end of the reporting period. The Fund also benefited during the first and third quarters from an increase in cash reserves. Besides helping to buffer Fund returns from falling bond prices, the higher reserves gave us the liquidity to take advantage of opportunities to improve the Fund's yield.

Looking Ahead

      We expect to maintain an added level of liquidity in coming months, given the ongoing uncertainty about interest rates. We also plan to remain neutral in our duration and committed to municipals with strong credit ratings, while taking advantage of opportunities to enhance the Fund's return.

Galaxy New York Municipal Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was depicted as a pie chart in the printed material.]

Cash Equivalents & Net Other Assets and Liabilities ..............     2%
Other Territories ................................................     2%
New York .........................................................    96%

Galaxy New York Municipal Bond Fund

Growth of $10,000 investment*

[The following information was depicted as a line chart in the printed material.]

                                                          12/30/91     10/31/99

Lehman Brothers Municipal Bond Index                      $10,000      $16,409
Galaxy New York Municipal Bond Fund - Retail A Shares     $ 9,625      $14,462
Galaxy New York Municipal Bond Fund - Trust Shares        $10,000      $15,175

* Since inception on 12/30/91. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY CONNECTICUT MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director,
Fixed Income Investments

      When supplies of newly issued municipal bonds declined over the last year, supplies in Connecticut shrank somewhat more than in other parts of the country. This enhanced the value of existing bonds in the state. Additions of intermediate-term issues, which outperformed versus longer-term issues during the reporting period, also improved returns for the Galaxy Connecticut Municipal Bond Fund, along with a continued emphasis on municipals with strong credit quality and liquidity.

      For the 12 months ended October 31, 1999, the Fund's Trust Shares had a total return of -2.68%. Over the same time, the Fund's Retail A Shares had a total return of -2.87% before deducting the maximum 3.75% front-end sales charge, (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) During the same period, the average Connecticut municipal bond fund tracked by Lipper returned -3.17%. The Lehman Brothers Municipal Bond Index, whose duration is shorter than that of the Fund and its peer group, returned -1.78%.

      On October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.45%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.15%. These equal taxable yields of 7.28% and 6.79%, respectively, for shareholders in the 36% federal income tax bracket who live in Connecticut.

A Shift to Intermediate Maturities

      Before the reporting period began, we had emphasized longer-term municipals to make the most of rising bond prices. By the start of the period in the fourth quarter of 1998, however, it appeared that prices were peaking. We added intermediate-term issues at this time to buffer the value of Fund shares from a bond price decline.

      As a further defense against falling prices, we increased the Fund's cash reserves in the first quarter of 1999. Once rates had moved higher, we used this cash to take advantage of attractive yield opportunities that became available. Because the yield spreads between high- and low-quality credits remained narrow, we continued to focus on municipals with strong credit fundamentals.

      Although intermediate-term issues underperformed in the second quarter of 1999, they outperformed in the third quarter. With the possibility of continued rate increases later in the period, we raised cash reserves again.

Keeping a Defensive Position

      With the future direction of interest rates still unclear, we plan to maintain higher cash reserves through year-end and a neutral duration in the months to come. As before, we also expect to emphasize municipals with strong credit ratings and good liquidity.

Galaxy Connecticut Municipal Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was depicted as a pie chart in the printed material.]

Puerto Rico .....................................................     7%
Cash Equivalents & Net Other Assets and Liabilities .............     6%
Other Territories ...............................................     6%
Connecticut .....................................................    81%

Galaxy Connecticut Municipal Bond Fund

Growth of $10,000 investment*

[The following information was depicted as a line chart in the printed material.]

                                                          3/16/93      10/31/99

Lehman Brothers Municipal Bond Index                      $10,000      $15,678
Galaxy Connecticut Municipal Bond Fund - Retail A Shares  $ 9,625      $12,880
Galaxy Connecticut Municipal Bond Fund - Trust Shares     $10,000      $13,526

* Since inception on 3/16/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

PORTFOLIO REVIEWS

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director,
Fixed Income Investments

      During the second half of the reporting year for the Galaxy Massachusetts Municipal Bond Fund, we increased investments in intermediate-term issues, being somewhat defensive against falling bond prices, and remained focused on better-quality municipals with premium coupons and good call protection.

      These strategies helped the Fund's Trust Shares earn a total return of -3.17% for the 12 months ended October 31, 1999. Over the same time, the Fund's Retail A Shares returned -3.35% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.)

      During the reporting period the average Massachusetts municipal bond fund tracked by Lipper had a total return of-4.01%. Benefiting from a duration that is shorter than that for the Fund and its Lipper group, the Lehman Brothers Municipal Bond Index had a total return of -1.78%.

      On October 31, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.63% and Retail A Shares had a 30-day SEC annualized yield of 4.32%. These equaled taxable yields of 7.69% and 7.17%, respectively, for shareholders in the 36% federal income tax bracket who live in Massachusetts.

Defending Against a Price Decline

      When the reporting period started in the fourth quarter of 1998, we added intermediate-term issues to the portfolio. Besides offering good relative value, these issues provided a better defense against falling bond prices than the longer maturities we'd emphasized for most of 1998.

      Early in 1999, with the chance for further declines in bond prices, we increased the Fund's cash position. This allowed us to take advantage of opportunities to enhance the Fund's yield as interest rates continued to rise. Throughout this time, we remained focused on municipals with strong credit quality and good call protection.

      Although intermediate-term issues underperformed in the second quarter of 1999, they outperformed in the third.

Future Strategies

      We expect to maintain a slightly higher cash position through year-end as a buffer against potential withdrawals. The added liquidity would also allow us to seize additional opportunities to increase the Fund's yield. As before, we expect to emphasize municipals with strong credit ratings and keep a duration bias that is neutral to the Fund's peer group.

Galaxy Massachusetts Municipal Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was depicted as a pie chart in the printed material.]

Other Territories ...........................................    2%
Cash Equivalents & Net Other Assets and Liabilities .........    2%
Puerto Rico .................................................    6%
Massachusetts ...............................................   90%

Galaxy Massachusetts Municipal Bond Fund

Growth of $10,000 investment*

[The following information was depicted as a line chart in the printed material.]

                                                            3/12/93     10/31/99

Lehman Brothers Municipal Bond Index                        $10,000     $15,678
Galaxy Massachusetts Municipal Bond Fund - Retail A Shares  $ 9,625     $12,647
Galaxy Massachusetts Municipal Bond Fund - Trust Shares     $10,000     $13,257

* Since inception on 3/12/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

PORTFOLIO REVIEWS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director,
Fixed Income Investments

      In the 12 months ended October 31, 1999, the Galaxy Rhode Island Municipal Bond Fund benefited from additions of intermediate-term investments that tended to outperform longer maturities as bond prices fell. Attention to attributes that investors favor in a weakening market also helped returns. At the same time, the values of existing municipal bonds in Rhode Island were bolstered by the lack of supply of new issues.

      For the 12-month reporting period the Fund's Retail A Shares had a total return of -2.73% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page 4 for total returns after deducting the front-end sales charge.) Over the same time the average Rhode Island municipal bond fund tracked by Lipper had a total return of -3.34%. The Lehman Brothers Municipal Bond Index, whose duration is shorter than that for the Fund and its Lipper group, had a total return of -1.78%.

      On October 31, 1999, the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.54%. This equaled a taxable yield of 7.59% for taxpayers in the 36% federal income tax bracket that live in Rhode Island.

A Defensive Strategy

      For most of 1998, we had maintained sizable holdings in longer-term municipals to make the most of a bond price rally. As the reporting period started in the fourth quarter, however, prices seemed to be peaking. Finding better relative value in intermediate-term issues, which could also help to buffer the Fund against a price reversal, we increased investments in that sector.

      In a further defense against falling prices, we increased the Fund's cash position early in 1999. We then deployed these reserves in the months that followed as we found investments with more attractive yields. As before, we emphasized issues with premium coupons, strong credit quality, and good liquidity -- attributes that investors tend to favor when yields are rising.

      Although intermediate-term issues underperformed in the second quarter, they significantly outperformed in the third quarter.

Remaining Prepared for Higher Rates

      We expect to maintain these strategies in the months ahead. If interest rates edge higher, intermediate-term issues could again outperform, and investors should continue to favor issues with higher coupons, strong credit quality, and good liquidity. By keeping larger cash reserves, we should be able to make the most of any further opportunities to enhance the Fund's yield that might arise.

Galaxy Rhode Island Municipal Bond Fund

Distribution of Total Net Assets as of October 31, 1999

[The following information was depicted as a pie chart in the printed material.]

Other Territories ............................................    4%
Cash Equivalents & Net Other Assets and Liabilities ..........    5%
Puerto Rico ..................................................   12%
Rhode Island .................................................   79%

Galaxy Rhode Island Municipal Bond Fund

Growth of $10,000 investment*

[The following information was depicted as a line chart in the printed material.]

                                                            12/20/94    10/31/99

Lehman Brothers Municipal Bond Index                        $10,000     $13,271
Galaxy Rhode Island Municipal Bond Fund - Retail A Shares   $10,000     $12,683

* Since inception on 12/20/94. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 12/31/94 because the index returns are calculated at month-end only.

Shareholder Services

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of invest ment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust, A Prime and B Prime Share investors. Please consult your Fund Prospectus.

Shares of the Funds are distributed through Provident Distributors, Inc., member NASD and SIPC.

Shareholder Information

--------------------------------------------------------------------------------

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                               Vice President and
                               Assistant Treasurer

                                William Greilich
                                 Vice President

                               INVESTMENT ADVISOR

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR

                                    Provident
                               Distributors, Inc.
                           Four Falls Corporate Center
                                    6th Floor
                              West Conshohocken, PA
                                   19428-2961

                                  ADMINISTRATOR

                                    PFPC Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                     AUDITOR

                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                             Philadelphia, PA 19103

--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from the Funds' distributor by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, FleetBoston Corporation or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet Bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.


                                 [RECYCLED LOGO]

                   This report was printed on recycled paper.

Tax-Exempt Bond Fund

Portfolio of Investments
October 31, 1999

Par Value                                                              Value
---------                                                            ---------

MUNICIPAL SECURITIES - 94.58%

                  Alaska - 0.76%

$   1,275,000     Anchorage Hospital Revenue
                  Sisters of Providence Project
                  6.75%, 10/01/00...........................   $     1,299,799
                                                               ---------------

                  California - 6.97%

    2,500,000     California Educational
                  Facilities Authority
                  Stanford University, Series O
                  5.13%, 01/01/31...........................         2,187,500
    1,915,000     California Rural Home Mortgage
                  Finance Authority, Single Family
                  Mortgage, Mortgage-Backed
                  Securities Program, Series A
                  6.35%, 12/01/29
                  Insured: GNMA/FNMA/FHLMC..................         1,972,450
    2,000,000     California State, GO
                  5.00%, 10/01/19
                  Insured: FSA..............................         1,782,500
    3,000,000     California State, GO
                  5.00%, 08/01/24
                  Insured: MBIA.............................         2,595,000
    1,500,000     California State, GO
                  Veterans Bonds, Series BH
                  5.40%, 12/01/15
                  Insured: FSA..............................         1,438,125
    1,000,000     East Bay California
                  Municipal Utilities District
                  Water Systems Revenue
                  5.25%, 06/01/17...........................           942,500
    1,000,000     San Diego
                  Water Utilities Funding
                  5.38%, 08/01/12
                  Insured: FGIC.............................         1,000,000
                                                               ---------------
                                                                    11,918,075
                                                               ---------------

                  Colorado - 0.62%

    1,000,000     Colorado Housing Finance Authority
                  Single Family Program, Series B-3
                  6.55%, 05/01/25...........................         1,053,750
                                                               ---------------

                  Connecticut - 2.17%

    1,000,000     Connecticut State
                  Clean Water Fund
                  5.13%, 09/01/15...........................           946,250
    1,000,000     Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA.............................           956,250
      645,000     Connecticut State HFA
                  Housing Mortgage Finance
                  Program, Series A
                  6.10%, 05/15/13...........................           658,706
      615,000     Connecticut State HFA
                  Housing Mortgage Finance
                  Program, SubSeries B-1
                  6.25%, 05/15/11...........................           629,606
      500,000     Connecticut State Special Tax
                  Obligation, Transportation
                  Infrastructure, Series B
                  6.10%, 09/01/07...........................           530,625
                                                               ---------------
                                                                     3,721,437
                                                               ---------------

                  Florida - 6.31%

    2,000,000     Florida State Board of Education
                  Capital Outlay, Series A
                  5.50%, 01/01/02...........................         2,047,500
    2,500,000     Florida State Board of Education
                  Lottery Revenue, Series C
                  4.50%, 07/01/17
                  Insured: FGIC.............................         2,068,750
    2,000,000     Hillsborough County
                  School Board, Series A
                  5.50%, 07/01/14
                  Insured: MBIA.............................         1,972,500
    2,835,000     Miami, Dade County, SP OB
                  Series A
                  5.22%, 10/01/14 (A)
                  Insured: MBIA.............................         1,194,244
    2,690,000     Tampa Bay Water
                  Utilities System, Series B
                  5.13%, 10/01/14
                  Insured: FGIC.............................         2,521,875
    1,000,000     Tampa, Florida Revenue Health
                  System, Catholic Health East
                  Series A-1
                  5.50%, 11/15/14...........................           986,250
                                                               ---------------
                                                                    10,791,119
                                                               ---------------

                  Georgia - 3.09%

    2,000,000     De Kalb County
                  Water and Sewer Revenue
                  6.25%, 10/01/06...........................         2,150,000
    1,000,000     Fulton County School District, GO
                  5.60%, 01/01/11...........................         1,047,500
    2,000,000     Georgia State, GO
                  Series B
                  5.75%, 08/01/10...........................         2,095,000
                                                               ---------------
                                                                     5,292,500
                                                               ---------------


                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Idaho - 0.96%

$     500,000     Boise-Kuna Irrigation District
                  Lucky Peak Hydroelectric Project
                  6.60%, 07/01/05...........................   $       525,625
    1,160,000     Idaho Housing & Finance Association
                  Single Family Mortgage
                  Series G-2, AMT
                  5.70%, 07/01/16...........................         1,117,950
                                                               ---------------
                                                                     1,643,575
                                                               ---------------

                  Illinois - 3.54%

    1,000,000     Cook County, GO
                  7.25%, 11/01/07
                  Insured: MBIA.............................         1,136,250
    3,000,000     Illinois Educational Facilities
                  Authority, Wesleyan University
                  5.65%, 09/01/26
                  Insured: MBIA.............................         2,857,500
    1,000,000     Illinois State, GO
                  5.80%, 09/01/18
                  Insured: FGIC.............................           986,250
    1,000,000     Regional Transportation Authority
                  Series A
                  6.25%, 06/01/15...........................         1,080,000
                                                               ---------------
                                                                     6,060,000
                                                               ---------------

                  Indiana - 1.18%

    2,000,000     Indianapolis Local Public
                  Improvement Bond Bank
                  Series A
                  6.00%, 01/10/18...........................         2,012,500
                                                               ---------------

                  Iowa - 0.98%

    1,735,000     Iowa Finance Authority
                  Single Family Mortgage, Series F
                  5.55%, 01/01/16
                  Insured: GNMA/FNMA........................         1,678,613
                                                               ---------------

                  Kansas - 0.91%

    1,575,000     Kansas State
                  Department of Highway Transportation
                  5.50%, 09/01/14...........................         1,563,188
                                                               ---------------

                  Kentucky - 1.19%

    1,000,000     Kentucky Housing Corp.
                  Series C-3
                  5.70%, 01/01/11...........................         1,008,750
    1,000,000     Kentucky State Turnpike Authority
                  Economic Development & Refunding
                  Revenue, Revitalization Projects
                  Pre-refunded 05/15/00
                  7.13%, 05/15/01...........................         1,031,530
                                                               ---------------
                                                                     2,040,280
                                                               ---------------

                  Maine - 1.63%

    1,000,000     Maine Governmental Facilities
                  Authority, Lease Rent Revenue
                  5.63%, 10/01/19

                  Insured: FSA..............................           951,250
      250,000     Maine Municipal Bond Bank
                  Series B
                  6.75%, 11/01/12...........................           270,313
      500,000     Maine Municipal Bond Bank
                  Sewer & Water
                  SRF Program, Series A
                  6.50%, 11/01/08...........................           532,500
    1,000,000     Maine State Housing
                  Authority, Series C-1
                  6.50%, 11/15/11...........................         1,031,250
                                                               ---------------
                                                                     2,785,313
                                                               ---------------

                  Maryland - 3.22%

    2,875,000     Maryland State Community
                  Development Administration
                  Department of Housing & Community
                  Development, Series A, AMT
                  5.70%, 07/01/17...........................         2,788,750
    1,500,000     Maryland State Health & Higher
                  Education Facilities Authority
                  Johns Hopkins University
                  6.00%, 07/01/10...........................         1,610,625
    1,100,000     Montgomery County Housing
                  Opportunity Commission
                  Single Family Mortgage, Series A
                  5.75%, 07/01/13...........................         1,102,750
                                                               ---------------
                                                                     5,502,125
                                                               ---------------

                  Massachusetts - 7.38%

    3,000,000     Massachusetts State, GO
                  Consolidated Loan, Series B
                  5.00%, 05/01/19...........................         2,625,000
    2,000,000     Massachusetts State HEFA
                  Partners Healthcare Systems
                  Series A
                  5.38%, 07/01/17
                  Insured: MBIA.............................         1,875,000
      200,000     Massachusetts State HEFA
                  South Shore Hospital, Series D
                  6.50%, 07/01/10
                  Insured: MBIA.............................           211,500
    1,000,000     Massachusetts State IFA
                  Nantucket Electric, Series A, AMT
                  5.88%, 07/01/17
                  Insured: AMBAC............................           987,500
    2,000,000     Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/12
                  Insured: MBIA.............................         2,012,500


                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Massachusetts (continued)

$   2,000,000     Massachusetts State Port
                  Authority, Series A
                  5.38%, 07/01/18...........................   $     1,872,500
    2,500,000     Massachusetts State Turnpike
                  Authority, Metropolitan Highway
                  System, Series A
                  5.00%, 01/01/39
                  Insured: AMBAC............................         2,075,000
    1,000,000     Massachusetts State Water
                  Resource Authority, Series B
                  5.50%, 08/01/15
                  Insured: FSA..............................           970,000
                                                               ---------------
                                                                    12,629,000
                                                               ---------------

                  Michigan - 0.60%

    1,000,000     Central Michigan University
                  6.00%, 10/01/13
                  Insured: MBIA.............................         1,018,750
                                                               ---------------

                  Minnesota - 0.54%

    1,000,000     Rochester Health Care Facilities
                  Mayo Foundation, Series A
                  5.50%, 11/15/27
                  Insured: GO of Mayo Foundation............           931,250
                                                               ---------------

                  Missouri - 1.03%

    1,000,000     Missouri State HEFA
                  St. Louis University
                  5.50%, 10/01/16...........................           976,250
      750,000     Missouri State Housing
                  Development Commission
                  Single Family, Series B-2, AMT
                  6.40%, 03/01/29...........................           782,812
                                                               ---------------
                                                                     1,759,062
                                                               ---------------

                  Nevada - 1.44%

    1,000,000     Clark County, GO & Revenue
                  Series A
                  6.00%, 06/01/16
                  Pre-refunded 06/01/02
                  Insured: AMBAC............................         1,037,500
    1,500,000     Nevada State, GO
                  Capital Improvement &
                  Cultural Affairs, Series A
                  5.50%, 02/01/18...........................         1,428,750
                                                               ---------------
                                                                     2,466,250
                                                               ---------------

                  New Jersey - 3.30%

    1,000,000     Mercer County Improvement
                  Authority, Customer Receipts
                  Justice Complex
                  6.05%, 01/01/07...........................         1,001,600
    1,500,000     New Jersey Health Care
                  Facilities Financing Authority
                  AHS Hospital Corp., Series A
                  6.00%, 07/01/12
                  Insured: AMBAC............................         1,576,875
    1,700,000     New Jersey Health Care
                  Facilities Financing Authority
                  Medical Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC............................         1,527,875
      500,000     New Jersey State
                  Transportation Trust Fund Authority
                  Transportation System, Series A
                  5.50%, 06/15/09
                  Dated 12/01/97............................           510,625
    1,000,000     New Jersey State
                  Transportation Trust Fund Authority
                  Transportation System, Series A
                  5.50%, 06/15/09
                  Dated 10/01/99............................         1,021,250
                                                               ---------------
                                                                     5,638,225
                                                               ---------------

                  New Mexico - 1.13%

      750,000     Dona Ana County
                  Gross Receipt Tax Revenue
                  5.50%, 06/01/16
                  Insured: AMBAC............................           731,250
    1,285,000     New Mexico Mortgage Finance
                  Authority, Single Family
                  Mortgage, Series B-3
                  5.50%, 07/01/28
                  Insured: GNMA/FNMA/FHLMC..................         1,198,263
                                                               ---------------
                                                                     1,929,513
                                                               ---------------

                  New York - 10.71%

    1,000,000     Battery Park City
                  Authority, Series A
                  5.50%, 11/01/10...........................         1,002,500
    2,165,000     Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series C-1
                  5.25%, 07/01/17
                  Insured: FGIC.............................         1,997,212
    1,000,000     Municipal Assistance Corp. for
                  New York City, Series O
                  5.25%, 07/01/07...........................         1,018,750
    1,000,000     New York City
                  Series I, GO
                  6.00%, 04/15/09...........................         1,047,500


                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  New York (continued)

$   1,000,000     New York City
                  Municipal Water Finance
                  Authority, Water and Sewer
                  System, Series A
                  5.50%, 06/15/11...........................   $     1,005,000
    1,500,000     New York City
                  Transitional Finance Authority
                  Revenue, Series C
                  5.00%, 05/01/26...........................         1,273,125
      250,000     New York State, GO
                  6.10%, 11/15/09...........................           264,063
    1,000,000     New York State, GO
                  5.50%, 06/15/10...........................         1,007,500
    2,000,000     New York State, GO
                  Series F
                  5.25%, 09/15/12...........................         1,935,000
    4,000,000     New York State Dormitory Authority
                  Capital Appreciation, State
                  University of New York, Class B
                  5.18%, 05/15/10 (A)
                  Insured: MBIA.............................         2,290,000
    2,110,000     New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18...........................         1,883,175
    1,000,000     New York State Dormitory Authority
                  Municipal Health Facilities
                  Improvement Program, Series 1
                  5.00%, 01/15/09
                  Insured: FSA..............................           985,000
       30,000     New York State Dormitory Authority
                  University of Rochester
                  Unrefunded Balance
                  6.50%, 07/01/09...........................            30,402
    1,000,000     Port Authority of New York and
                  New Jersey, JFK International Air
                  Terminal, Series 6, SP OB, AMT
                  6.00%, 12/01/07
                  Insured: MBIA.............................         1,065,000
    1,500,000     Triborough Bridge & Tunnel
                  Authority, Series A
                  5.00%, 01/01/01...........................         1,511,250
                                                               ---------------
                                                                    18,315,477
                                                               ---------------

                  North Carolina - 1.45%

    1,500,000     Charlotte Certificates of Participation
                  Convention Facility Project
                  6.35%, 12/01/00
                  Insured: AMBAC............................         1,537,080
      925,000     North Carolina Housing Finance
                  Agency, Single Family Revenue,
                  Series Y
                  6.30%, 09/01/15...........................           945,813
                                                               ---------------
                                                                     2,482,893
                                                               ---------------

                  Ohio - 3.69%

      955,000     Cleveland Waterworks
                  6.25%, 01/01/15
                  Pre-refunded 01/01/02
                  Insured: AMBAC............................         1,007,525
       45,000     Cleveland Waterworks
                  6.25%, 01/01/15
                  Unrefunded Balance
                  Insured: AMBAC............................            46,800
    1,000,000     Cleveland Waterworks
                  Refunding & Improvement
                  First Mortgage
                  5.50%, 01/01/10
                  Insured: MBIA.............................         1,020,000
    1,460,000     Forest Hills School District, GO
                  6.00%, 12/01/10
                  Insured: MBIA.............................         1,547,600
    1,000,000     Ohio State Building Authority
                  Adult Correctional Facilities
                  Series A
                  6.00%, 04/01/06
                  Insured: AMBAC............................         1,063,750
    1,785,000     Ohio State Water
                  Development Authority, PCR
                  Water Control Loan Fund
                  Water Quality Series
                  5.00%, 12/01/15
                  Insured: MBIA.............................         1,631,044
                                                               ---------------
                                                                     6,316,719
                                                               ---------------

                  Pennsylvania - 4.44%

    2,000,000     Delaware Valley Regional
                  Finance Authority, Local
                  Government Revenue, Series B
                  5.60%, 07/01/17
                  Insured: AMBAC............................         1,960,000
    2,210,000     Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/21 (A)
                  Insured: MBIA.............................           613,275
    2,210,000     Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/22 (A)
                  Insured: MBIA.............................           580,125
    1,000,000     Luzerne County, Series B, GO
                  6.00%, 09/15/11
                  Insured: FGIC.............................         1,009,410
    1,500,000     Pennsylvania Housing Finance
                  Agency, Single Family Mortgage
                  Series 59-A, AMT
                  5.75%, 10/01/23...........................         1,432,500
    1,000,000     Pennsylvania State Higher
                  Education Facilities Authority
                  Temple University, First Series
                  5.25%, 04/01/14
                  Insured: MBIA.............................           946,250


                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Pennsylvania (continued)

$   1,000,000     Pennsylvania State
                  Second Series A, GO
                  6.50%, 11/01/04
                  Pre-refunded 11/01/01
                  Insured: MBIA.............................   $     1,057,500
                                                               ---------------
                                                                     7,599,060
                                                               ---------------

                  Puerto Rico - 1.86%

    3,000,000     Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA.............................         3,183,750
                                                               ---------------

                  Rhode Island - 3.25%

      190,000     Rhode Island Clean Water
                  Protection Finance Agency
                  Series A, PCR
                  6.75%, 10/01/13
                  Pre-refunded 10/01/02
                  Insured: MBIA.............................           204,962
       10,000     Rhode Island Clean Water
                  Protection Finance Agency
                  Series A, PCR
                  6.75%, 10/01/13
                  Unrefunded Balance
                  Insured: MBIA.............................            10,662
      700,000     Rhode Island Housing & Mortgage
                  Finance Corp., Homeownership
                  Opportunity, Series 13
                  6.70%, 10/01/15...........................           720,125
    1,000,000     Rhode Island Housing & Mortgage
                  Finance Corp., Homeownership
                  Opportunity, Series 19-A
                  5.70%, 04/01/15...........................           976,250
    1,500,000     Rhode Island State HEBC
                  Higher Education Facilities
                  Johnson & Wales University
                  6.38%, 04/01/12
                  Insured: Connie Lee.......................         1,586,250
    1,500,000     Rhode Island State HEBC
                  Higher Education Facilities
                  Johnson & Wales University
                  Series A
                  5.75%, 04/01/12
                  Insured: Connie Lee.......................         1,530,000
      500,000     Rhode Island State HEBC
                  Miriam Hospital, Series B
                  Pre-refunded 04/01/03
                  6.50%, 04/01/13...........................           537,500
                                                               ---------------
                                                                     5,565,749
                                                               ---------------

                  South Carolina - 2.83%

    1,500,000     Greenville Waterworks, Revenue
                  5.50%, 02/01/22...........................         1,428,750
    2,100,000     Oconee County, PCR
                  Duke Power Co. Project
                  5.80%, 04/01/14...........................         2,105,250
      500,000     Piedmont Municipal
                  Power Agency
                  6.10%, 01/01/06
                  Insured: MBIA.............................           532,500
      750,000     Richland County
                  Certificates of Participation
                  6.90%, 02/01/01
                  Insured: FGIC.............................           774,375
                                                               ---------------
                                                                     4,840,875
                                                               ---------------

                  South Dakota - 0.61%

    1,000,000     Rapid City Sales Tax
                  Series B
                  6.20%, 06/01/12
                  Insured: FGIC.............................         1,043,750
                                                               ---------------

                  Tennessee - 2.08%

      500,000     Memphis Water Revenue
                  Series A
                  6.00%, 01/01/07...........................           521,250
    2,000,000     Metropolitan Government
                  Nashville & Davidson County, GO
                  5.88%, 05/15/26...........................         1,980,000
    1,000,000     Metropolitan Government
                  Nashville & Davidson County
                  Health & Education Facilities Board
                  Vanderbilt University, Series B
                  6.30%, 10/01/14...........................         1,055,000
                                                               ---------------
                                                                     3,556,250
                                                               ---------------

                  Texas - 10.90%

    1,000,000     Amarillo Health Facilities Corp.
                  Baptist St. Anthony Hospital Corp.
                  5.50%, 01/01/14
                  Insured: FSA..............................           985,000
    5,000,000     Harris County Capital Appreciation
                  Series A, GO & Revenue
                  5.18%, 08/15/07 (A)
                  Insured: FGIC.............................         3,362,500
    2,000,000     Harris County Health Facilities
                  Development Corp., Baylor College
                  Medical Project, Series A
                  5.00%, 11/15/28
                  Insured: AMBAC............................         1,677,500
    2,170,000     Harris County Health Facilities
                  Development Corp., Memorial Hospital
                  System Project, Series A
                  6.00%, 06/01/13
                  Insured: MBIA.............................         2,248,662


                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Texas (continued)

$   4,000,000     Houston Water & Sewer System
                  Junior Lien, Series C
                  5.35%, 12/01/11 (A)
                  Insured: AMBAC............................   $     2,055,000
    1,775,000     Katy Independent School District
                  Capital Appreciation
                  3.56%, 08/15/11 (A).......................           929,656
    1,750,000     Lower Colorado River Authority
                  Capital Appreciation, Junior Lien
                  4th Supplement
                  5.45%, 01/01/13 (A)
                  Insured: FGIC.............................           822,500
    2,000,000     Lower Neches Valley Authority IDC
                  Mobil Oil Refining Project
                  5.80%, 05/01/22...........................         1,945,000
    2,000,000     New Braunfels Independent School
                  District, Capital Appreciation, GO
                  5.23%, 02/01/07 (A).......................         1,382,500
    1,000,000     North Central Health
                  Facilities Development Corp.
                  Presbyterian Healthcare
                  Pre-refunded 06/01/05
                  5.90%, 06/01/21...........................         1,052,500
    2,000,000     San Antonio Airport System
                  7.13%, 07/01/05
                  Insured: AMBAC............................         2,195,000
                                                               ---------------
                                                                    18,655,818
                                                               ---------------

                  Virginia - 1.22%

    1,000,000     Norfolk Industrial Development
                  Authority, Childrens Hospital
                  Kings Group
                  6.50%, 06/01/21
                  Insured: AMBAC............................         1,036,250
    1,025,000     Virginia State, GO
                  5.38%, 06/01/04...........................         1,059,594
                                                               ---------------
                                                                     2,095,844
                                                               ---------------

                  Washington - 1.41%

    1,370,000     Seattle, GO
                  Series A
                  5.50%, 03/01/11...........................         1,388,837
    1,000,000     Washington State Public Power
                  Supply System, Nuclear Project
                  No. 2, Series C
                  7.30%, 07/01/00...........................         1,021,840
                                                               ---------------
                                                                     2,410,677
                                                               ---------------

                  West Virginia - 1.18%

    2,000,000     West Virginia School Building
                  Authority, Capital Improvement
                  5.50%, 07/01/11
                  Insured: AMBAC............................         2,020,000
                                                               ---------------
                  Total Municipal Securities................       161,821,186
                  (Cost $166,734,581)                          ---------------

Shares
------

INVESTMENT COMPANY - 3.08%

    5,263,392     Federated Tax-Free Obligations Fund.......         5,263,392
                                                               ---------------
                  Total Investment Company..................         5,263,392
                  (Cost $5,263,392)                            ---------------

Total Investments - 97.66%..................................       167,084,578
(Cost $171,997,973)                                            ---------------

Net Other Assets and Liabilities - 2.34%....................         4,000,918
                                                               ---------------
Net Assets - 100.00%........................................   $   171,085,496
                                                               ===============

------------------------------------------
(A)            Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC          American Municipal Bond Assurance Corp.
AMT            Alternative Minimum Tax. Private activity obligations whose interest is subject to the federal AMT for individuals.
Connie Lee     College Construction Loan Association
FGIC           Federal Guaranty Insurance Corp.
FHLMC          Federal Home Loan Mortgage Corp.
FNMA           Federal National Mortgage Association
FSA            Financial Security Assurance Company
GNMA           Government National Mortgage Association
GO             General Obligation
HEBC           Health and Educational Building Corp.
HEFA           Health and Educational Facilities Authority
HFA            Housing Finance Authority
IDC            Industrial Development Corp.
IFA            Industrial Finance Agency
MBIA           Municipal Bond Insurance Association
PCR            Pollution Control Revenue
SP OB          Special Obligation


                       See Notes to Financial Statements.

New Jersey Municipal Bond Fund

Portfolio of Investments
October 31, 1999

Par Value                                                              Value
---------                                                            ---------

MUNICIPAL SECURITIES - 93.83%

                  New Jersey - 86.69%

$     235,000     Freehold Board of Education, GO
                  5.38%, 07/15/10
                  Insured: FSA..............................   $       237,938
      125,000     Hunterdon County, GO
                  Series A
                  4.20%, 12/15/02...........................           123,732
      250,000     Lacey Municipal Utilities Authority
                  New Jersey Water Revenue
                  5.10%, 12/01/16
                  Insured: MBIA.............................           228,125
      250,000     Lenape Regional High School
                  District, GO
                  5.00%, 04/01/08
                  Insured: FGIC.............................           249,687
       50,000     Lenape Regional High School
                  District, GO
                  5.00%, 04/01/12
                  Insured: FGIC.............................            48,562
      500,000     Lindenwold Borough
                  School District, GO
                  5.20%, 06/01/25
                  Insured: FSA..............................           453,750
      250,000     Mercer County Improvement
                  Authority Revenue Youth Center
                  Series B
                  5.00%, 02/15/14
                  Insured: FGIC.............................           233,125
      250,000     Metuchen School District, GO
                  5.13%, 09/15/12
                  Insured: FGIC.............................           245,000
      250,000     Middlesex County
                  Certificate of Participation
                  4.63%, 02/15/11
                  Insured: MBIA.............................           234,063
       50,000     Monmouth County Improvement
                  Authority Revenue Governmental Loan
                  5.50%, 12/01/07
                  Insured: AMBAC............................            51,750
      100,000     Morristown, GO
                  5.15%, 02/01/09
                  Insured: FSA..............................           100,250
      250,000     New Brunswick, GO
                  4.80%, 09/15/13
                  Insured: MBIA.............................           233,750
      250,000     New Jersey Economic
                  Development Authority, Educational
                  Testing Service, Series A
                  4.00%, 05/15/06
                  Insured: MBIA.............................           233,438
       75,000     New Jersey
                  Environmental Infrastructure
                  Wastewater Treatment, Series F
                  5.00%, 04/01/14
                  Insured: MBIA.............................            69,938
      500,000     New Jersey
                  Environmental Infrastructure
                  Wastewater Treatment, Series G
                  5.00%, 04/01/12
                  Insured: FGIC.............................           478,750
      300,000     New Jersey Health Care Facilities
                  Financing Authority Revenue
                  Medical Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC............................           269,625
       50,000     New Jersey Health Care Facilities
                  Kennedy Healthcare Sytems, Series B
                  5.00%, 07/01/09
                  Insured: MBIA.............................            49,312
      190,000     New Jersey Sports & Exposition
                  Authority Convention Center
                  Luxury Tax Revenue, Series A
                  6.00%, 07/01/13
                  Insured: MBIA.............................           200,925
       50,000     New Jersey State, GO
                  7.00%, 04/01/07
                  Pre-refunded 04/01/01.....................            52,562
      750,000     New Jersey State, GO
                  5.00%, 03/01/11...........................           729,375
       75,000     New Jersey State, GO
                  Series D
                  5.40%, 02/15/03...........................            77,156
      250,000     New Jersey State Building Authority
                  6.00%, 06/15/07...........................           265,938
      250,000     New Jersey State
                  Educational Facilities Authority
                  Richard Stockton College, Series C
                  5.10%, 07/01/23
                  Insured: AMBAC............................           219,687
      250,000     New Jersey State Higher Education
                  Assistance Authority
                  Student Loan Revenue, Series A
                  5.30%, 06/01/17
                  Insured: AMBAC............................           230,000
      370,000     New Jersey State
                  Housing and Mortgage
                  Finance Authority
                  Home Buyer, Series G
                  4.63%, 04/01/15
                  Insured: MBIA.............................           364,450
      400,000     New Jersey State
                  Transportation Trust Fund Authority
                  Transportation System, Series A
                  5.00%, 06/15/06...........................           401,500
      250,000     New Jersey State
                  Transportation Trust Fund Authority
                  Transportation System, Series A
                  5.50%, 06/15/09...........................           255,313
      400,000     New Jersey State
                  Transportation Trust Fund Authority
                  Transportation System, Series A
                  5.63%, 06/15/12...........................           405,500


                       See Notes to Financial Statements.

New Jersey Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  New Jersey (continued)

$      50,000     Old Tappan Board of Education, GO
                  5.10%, 04/01/15
                  Insured: FGIC.............................   $        46,875
       50,000     Plumstead Board of Education, GO
                  5.00%, 03/01/14
                  Insured: FGIC.............................            47,438
      250,000     Somerset Raritan Valley
                  Sewer Revenue, Series A
                  5.25%, 07/01/12
                  Insured: MBIA.............................           246,562
      250,000     Union City, GO
                  5.13%, 02/01/16...........................           233,125
      250,000     Wall Township
                  School District, GO
                  4.35%, 07/15/05
                  Insured: FSA..............................           245,938
                                                               ---------------
                                                                     7,563,139
                                                               ---------------
                  Puerto Rico - 7.14%

       60,000     Puerto Rico Commonwealth, GO
                  7.63%, 07/01/10
                  Pre-refunded 07/01/00.....................            62,711
      250,000     Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA.............................           260,000
      250,000     Puerto Rico Commonwealth
                  Infrastructure, Series A
                  Financing Authority Special Tax
                  5.13%, 07/01/09
                  Insured: AMBAC............................           252,500
       50,000     Puerto Rico
                  Electric Power Authority, Series AA
                  5.25%, 07/01/17
                  Insured: MBIA.............................            47,375
                                                               ---------------
                                                                       622,586
                                                               ---------------
                  Total Municipal Securities................         8,185,725
                  (Cost $8,592,223)                            ---------------

Shares                                                                 Value
------                                                                 -----

INVESTMENT COMPANIES - 5.29%

       27,667     Dreyfus Tax-Exempt Cash
                  Management Trust..........................   $        27,667
      434,124     Federated Tax-Free Obligations Fund.......           434,124
                                                               ---------------
                  Total Investment Companies................           461,791
                  (Cost $461,791)                              ---------------

Total Investments - 99.12%..................................         8,647,516
(Cost $9,054,014)                                              ---------------

Net Other Assets and Liabilities - 0.88%....................            76,390
                                                               ---------------
Net Assets - 100.00%........................................   $     8,723,906
                                                               ===============

-----------------------------------------------------
AMBAC     American Municipal Bond Assurance Corp.
FGIC      Federal Guaranty Insurance Corp.
FSA       Financial Security Assurance Company
GO        General Obligation
MBIA Municipal Bond Insurance Association


                       See Notes to Financial Statements.

New York Municipal Bond Fund

Portfolio of Investments
October 31, 1999

Par Value                                                              Value
---------                                                            ---------

MUNICIPAL SECURITIES - 98.56%

                  New York - 96.37%

$   1,000,000     Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC.............................   $     1,023,750
    1,000,000     Albany County Airport Authority
                  5.38%, 12/15/17
                  Insured: FSA..............................           928,750
      100,000     Canandaigua City
                  School District, GO
                  6.50%, 06/01/10
                  Insured: AMBAC............................           109,875
    2,000,000     Long Island Power Authority
                  New York Electric System
                  Revenue, Series A
                  5.50%, 12/01/12
                  Insured: FSA..............................         1,990,000
    1,000,000     Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.50%, 04/01/16
                  Insured: MBIA.............................           966,250
    1,000,000     Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series C-1
                  5.25%, 07/01/17
                  Insured: FGIC.............................           922,500
    2,000,000     Metropolitan Transportation Authority
                  Transportation Facilities Revenue
                  Series A
                  6.00%, 07/01/19...........................         1,970,320
      600,000     Monroe County
                  Public Improvement, GO
                  6.10%, 03/01/09
                  Pre-refunded 03/01/01
                  Insured: MBIA.............................           626,250
       25,000     Monroe County
                  Public Improvement, GO
                  6.10%, 03/01/09
                  Unrefunded Balance
                  Insured: MBIA.............................            25,844
      900,000     Monroe County
                  Public Improvement, GO
                  6.10%, 06/01/14
                  Pre-refunded 06/01/04
                  Insured: AMBAC............................           968,625
    1,000,000     Monroe County Water Authority
                  Series A
                  6.25%, 08/01/11...........................         1,043,750
    1,000,000     Monroe Woodbury
                  Central School District, GO
                  5.63%, 05/15/18
                  Insured: MBIA.............................           970,000
    1,500,000     Municipal Assistance Corporation
                  for New York City, Series L
                  6.00%, 07/01/08...........................         1,593,750
    1,000,000     Municipal Assistance Corporation
                  for New York City, Series O
                  5.25%, 07/01/07...........................         1,018,750
      500,000     New Castle Public Improvement, GO
                  5.88%, 09/15/09...........................           520,000
    2,060,000     New York City
                  Series F, Capital Appreciation, GO
                  4.59%, 08/01/08 (A)
                  Insured: MBIA.............................         1,313,250
    3,500,000     New York City
                  Series G, Capital Appreciation, GO
                  4.65%, 08/01/08 (A)
                  Insured: MBIA.............................         2,226,875
    1,000,000     New York City
                  Series I, GO
                  6.00%, 04/15/09...........................         1,047,500
    1,000,000     New York City Industrial
                  Development Agency, Civic Facility
                  Trinity Episcopal School Corp. Project
                  5.25%, 06/15/17
                  Insured: MBIA.............................           923,750
      500,000     New York City MWFA
                  Water & Sewer System, Series A
                  6.10%, 06/15/06...........................           521,875
    2,000,000     New York City MWFA
                  Water & Sewer System, Series A
                  5.13%, 06/15/15...........................         1,817,500
    1,000,000     New York City MWFA
                  Water & Sewer System, Series A
                  6.00%, 06/15/17...........................         1,015,000
    1,000,000     New York City MWFA
                  Water & Sewer System, Series A
                  5.75%, 06/15/18
                  Insured: AMBAC............................           985,000
      750,000     New York City MWFA
                  Water & Sewer System, Series B
                  5.75%, 06/15/13
                  Insured: MBIA.............................           757,088
    1,000,000     New York City MWFA
                  Water & Sewer System, Series B
                  5.75%, 06/15/26
                  Insured: MBIA.............................           976,250
    1,000,000     New York City MWFA
                  Water & Sewer System, Series B
                  5.25%, 06/15/29
                  Insured: FSA..............................           880,000
    2,750,000     New York City
                  Transitional Finance Authority
                  Revenue, Series C
                  5.00%, 05/01/26...........................         2,334,062
    2,000,000     New York City Trust
                  Cultural Resources Revenue
                  American Museum of
                  Natural History, Series A
                  5.60%, 04/01/18
                  Insured: MBIA.............................         1,937,500
    1,000,000     New York State, GO
                  6.13%, 11/15/10...........................         1,056,250
    2,500,000     New York State, GO
                  5.25%, 09/15/13...........................         2,387,500


                       See Notes to Financial Statements.

New York Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  New York (continued)

$   3,000,000     New York State, GO
                  5.25%, 03/01/15...........................   $     2,790,000
    2,000,000     New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18...........................         1,785,000
    1,675,000     New York State Dormitory Authority
                  Fordham University
                  5.00%, 07/01/28
                  Insured: MBIA.............................         1,430,031
    1,000,000     New York State Dormitory Authority
                  Ithaca College
                  5.00%, 07/01/21...........................           877,500
    1,000,000     New York State Dormitory Authority
                  Lease Revenue Municipal Health
                  Facilities Improvement, Series 1
                  5.13%, 01/15/14
                  Insured: FSA..............................           930,000
    1,175,000     New York State Dormitory Authority
                  Mt. Sinai School of Medicine, Series B
                  5.70%, 07/01/11
                  Insured: MBIA.............................         1,208,781
      500,000     New York State Dormitory Authority
                  New York University
                  6.25%, 07/01/09
                  Insured: FGIC.............................           520,625
    1,000,000     New York State Dormitory Authority
                  New York University, Series A
                  6.00%, 07/01/17
                  Insured: MBIA.............................         1,032,500
    1,000,000     New York State Dormitory Authority
                  Revenues Service Contract
                  Community Enhancement
                  4.00%, 04/01/00...........................           999,250
    2,225,000     New York State Dormitory Authority
                  Rochester Institute of Technology
                  5.30%, 07/01/17
                  Insured: MBIA.............................         2,074,813
    1,500,000     New York State Dormitory Authority
                  Rockefeller University
                  5.00%, 07/01/28...........................         1,280,625
    1,000,000     New York State Dormitory Authority
                  State University Educational Facilities
                  Series B
                  5.25%, 05/15/12...........................           956,250
       15,000     New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09...........................            15,201
    1,125,000     New York State Dormitory Authority
                  University of Rochester, Series A
                  5.00%, 07/01/27
                  Insured: MBIA.............................           964,687
      100,000     New York State EFC, PCR
                  State Water, Series A
                  6.40%, 09/15/06...........................           106,625
      500,000     New York State EFC, PCR
                  State Water, Series B
                  6.50%, 09/15/08...........................           531,875
      100,000     New York State EFC, PCR
                  State Water, Series E
                  6.88%, 06/15/10
                  Pre-refunded 06/15/01.....................           106,000
    1,000,000     New York State EFC, PCR
                  State Water, Series E
                  5.00%, 06/15/13
                  Insured: MBIA.............................           931,250
    1,000,000     New York State EFC, PCR
                  State Water, Series F
                  5.25%, 06/15/12...........................           977,500
      500,000     New York State Housing Finance
                  Agency, Multifamily Mortgage
                  Housing, Series A
                  6.95%, 08/15/12...........................           527,500
      300,000     New York State Local
                  Assistance Corp., Series A
                  6.88%, 04/01/06
                  Pre-refunded 04/01/02.....................           322,500
    1,500,000     New York State Local
                  Assistance Corp., Series E
                  6.00%, 04/01/14
                  Insured: GO of New York State
                  Local Assistance Corp.....................         1,535,625
      800,000     New York State Medical Care
                  Facilities Finance Agency
                  Second Mortgage Program
                  Health Care Projects, Series B
                  6.35%, 11/01/14...........................           827,000
      500,000     New York State Mortgage Agency
                  Homeowner Mortgage, Series 27
                  6.90%, 04/01/15...........................           523,125
    3,000,000     New York State Mortgage Agency
                  Homeowner Mortgage, Series 67
                  5.70%, 10/01/17...........................         2,895,000
      145,000     New York State Mortgage Agency
                  Revenue, 8th Series
                  6.88%, 04/01/17...........................           144,094
    1,000,000     New York State Power Authority
                  Revenue, General Purpose, Series AA
                  6.38%, 01/01/12...........................         1,058,750
      500,000     New York State Power Authority
                  Revenue, General Purpose, Series Z
                  6.63%, 01/01/12...........................           531,250
    1,250,000     New York State Thruway Authority
                  Revenue, Series A
                  5.88%, 01/01/07...........................         1,307,812
      500,000     Onondaga County, GO
                  5.88%, 02/15/10...........................           523,750
      100,000     Orleans County, GO
                  6.50%, 09/15/08...........................           109,875
      200,000     Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 71
                  6.90%, 07/15/09...........................           207,000
      500,000     Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 78
                  6.50%, 04/15/11...........................           520,000


                       See Notes to Financial Statements.

New York Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  New York (continued)

$   1,000,000     Port Authority of New York
                  and New Jersey, JFK International
                  Air Terminal, Series 6, SP OB, AMT
                  6.00%, 12/01/07
                  Insured: MBIA.............................   $     1,065,000
      545,000     Rensselaer County, GO
                  5.25%, 06/01/11
                  Insured: AMBAC............................           538,188
    1,315,000     Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series A
                  5.13%, 01/02/22...........................         1,150,625
    2,000,000     Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series B
                  5.50%, 01/01/30...........................         1,842,500
      500,000     Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/06...........................           512,500
      500,000     Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/07...........................           511,875
      750,000     Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/08...........................           767,812
      300,000     Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.63%, 01/01/12...........................           329,250
      750,000     Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series Y
                  6.00%, 01/01/12...........................           782,813
       80,000     Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.10%, 01/01/05
                  Pre-refunded 01/01/02
                  Insured: FGIC.............................            83,900
       20,000     Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.10%, 01/01/05
                  Unrefunded Balance
                  Insured: FGIC.............................            20,925
       50,000     Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.15%, 01/01/06
                  Insured: FGIC.............................            52,313
      500,000     United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/06
                  Pre-refunded 07/01/03.....................           533,750
    1,000,000     United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/12
                  Pre-refunded 07/01/03.....................         1,067,500
      500,000     United Nations Development Corp.
                  Subordinated Lien, Series B
                  6.20%, 07/01/11
                  Pre-refunded 07/01/03.....................           536,875
                                                               ---------------
                                                                    75,205,434
                                                               ---------------

                  Pennsylvania - 0.83%

    2,210,000     Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.68%, 09/01/20 (A).......................           646,425
                                                               ---------------

                  Puerto Rico - 1.36%

    1,000,000     Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA.............................         1,061,250
                                                               ---------------
                  Total Municipal Securities................        76,913,109
                  (Cost $79,422,919)                           ---------------

Shares
------

INVESTMENT COMPANY - 1.37%

    1,067,256     New York Federated
                  Municipal Cash Trust......................         1,067,256
                                                               ---------------
                  Total Investment Company..................         1,067,256
                  (Cost $1,067,256)                            ---------------

Total Investments - 99.93%..................................        77,980,365
(Cost $80,490,175)                                             ---------------

Net Other Assets and Liabilities - 0.07%....................            58,406
                                                               ---------------
Net Assets - 100.00%........................................   $    78,038,771
                                                               ===============

-----------------------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC  American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations whose interest is subject to Federal AMT for individuals.
EFC    Environmental Facilities Corp.
FGIC   Federal Guaranty Insurance Corp.
FSA    Financial Security Assurance Company
GO     General Obligation
LOC    Letter of Credit
MBIA   Municipal Bond Insurance Association
MWFA   Municipal Water Finance Authority
PCR    Pollution Control Revenue
SP OB  Special Obligation


                       See Notes to Financial Statements.

Connecticut Municipal Bond Fund

Portfolio of Investments
October 31, 1999

Par Value                                                              Value
---------                                                            ---------

MUNICIPAL SECURITIES - 94.32%

                  California - 4.03%

$   2,000,000     California State, GO
                  5.00%, 08/01/18...........................   $     1,797,500
                                                               ---------------

                  Connecticut - 81.22%

      250,000     Cheshire, GO
                  5.10%, 08/15/07...........................           252,500
      885,000     Colchester, GO, Lot A
                  5.40%, 08/15/10
                  Insured: AMBAC............................           898,275
      250,000     Connecticut State, GO, Series A
                  5.10%, 11/15/04...........................           256,250
    1,000,000     Connecticut State, GO, Series A
                  5.13%, 03/01/10...........................           995,000
      400,000     Connecticut State, GO, Series B
                  5.40%, 03/15/08...........................           411,000
    1,000,000     Connecticut State, GO, Series B
                  5.38%, 10/01/11...........................         1,007,500
      500,000     Connecticut State, GO, Series C
                  5.50%, 08/15/05...........................           520,625
      500,000     Connecticut State, GO, Series E
                  6.00%, 03/15/12...........................           528,125
      400,000     Connecticut State Airport Revenue
                  Bradley International Airport
                  7.40%, 10/01/04
                  Insured: FGIC.............................           440,000
      500,000     Connecticut State Airport Revenue
                  Bradley International Airport
                  7.65%, 10/01/12
                  Insured: FGIC.............................           556,875
      500,000     Connecticut State Clean Water Fund
                  7.00%, 01/01/11...........................           525,000
      200,000     Connecticut State Clean Water Fund
                  6.00%, 10/01/12...........................           210,750
      500,000     Connecticut State HEFA
                  Backus (William W.) Hospital Issue
                  Series D
                  5.63%, 07/01/17
                  Insured: AMBAC............................           489,375
      750,000     Connecticut State HEFA
                  Greenwich Hospital Issue, Series A
                  5.30%, 07/01/08
                  Insured: MBIA.............................           759,375
      250,000     Connecticut State HEFA
                  Hospital for Special Care Issue
                  Series B
                  5.38%, 07/01/17...........................           219,375
    1,060,000     Connecticut State HEFA
                  Middlesex Hospital, Series H
                  5.00%, 07/01/12
                  Insured: MBIA.............................         1,009,650
      375,000     Connecticut State HEFA
                  Newington Childrens Hospital
                  Series A
                  5.65%, 07/01/05
                  Insured: MBIA.............................           390,000
      500,000     Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA.............................           478,125
    1,000,000     Connecticut State HEFA
                  Yale-New Haven Hospital
                  Series F
                  7.10%, 07/01/25
                  Insured: MBIA.............................         1,040,440
      200,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series A
                  5.40%, 05/15/04...........................           204,250
      105,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series A
                  5.60%, 05/15/05...........................           107,494
      125,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series A-1
                  5.85%, 11/15/16...........................           125,625
      400,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series B
                  6.25%, 11/15/05...........................           421,500
      100,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series B
                  6.20%, 05/15/12...........................           103,000
    1,500,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series D-2
                  5.45%, 11/15/24...........................         1,380,000
      415,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series F-1
                  5.60%, 05/15/14...........................           411,887
      350,000     Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series F-2
                  4.50%, 05/15/00...........................           350,616
      775,000     Connecticut State Higher Education
                  Supplemental Loan Authority
                  Family Education Loan Program
                  Series A
                  5.63%, 11/15/07...........................           777,906
    1,000,000     Connecticut State Resource
                  Recovery Authority
                  Series A
                  5.75%, 11/15/07...........................         1,045,000
      150,000     Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.10%, 09/01/04...........................           153,000
      950,000     Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.13%, 09/01/05...........................           965,437
      700,000     Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.40%, 04/01/07...........................           715,750


                       See Notes to Financial Statements.

Connecticut Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Connecticut (continued)

$   1,250,000     Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/07...........................   $     1,271,875
    1,500,000     Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.38%, 09/01/08...........................         1,531,875
    1,750,000     Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.50%, 10/01/12...........................         1,769,687
      400,000     Connecticut State, SP OB
                  Transportation Infrastructure, Series B
                  6.13%, 09/01/12...........................           422,500
      200,000     Danbury, GO
                  5.63%, 02/01/13...........................           203,250
      250,000     East Hampton, GO
                  5.10%, 06/15/05
                  Insured: MBIA.............................           252,812
    1,100,000     Fairfield, GO
                  5.00%, 01/01/18...........................           990,000
      500,000     Hamden, GO
                  5.50%, 08/15/14
                  Insured: MBIA.............................           502,500
      250,000     Hartford County
                  Metropolitan District, GO
                  6.70%, 10/01/09...........................           281,875
      300,000     Meriden, GO
                  5.75%, 10/15/04
                  Insured: AMBAC............................           315,375
      580,000     Monroe, GO
                  5.63%, 04/15/14
                  Insured: FGIC.............................           586,525
      370,000     Montville, GO
                  5.30%, 12/01/09...........................           374,625
      500,000     New Canaan, GO
                  4.75%, 02/01/18...........................           433,125
    1,500,000     New Haven, GO
                  5.38%, 02/15/11
                  Insured: FGIC.............................         1,503,750
    1,000,000     New Milford, GO
                  5.00%, 05/15/15...........................           921,250
      250,000     New Milford, GO
                  5.50%, 08/01/08...........................           257,812
      100,000     New Milford, GO
                  5.80%, 10/01/01...........................           103,000
      350,000     Norwalk, GO
                  5.00%, 01/15/05...........................           353,938
      200,000     Norwalk, GO
                  5.00%, 01/15/06...........................           201,500
      500,000     Norwich, GO
                  5.63%, 09/15/07...........................           519,375
      330,000     Regional School District No. 5, GO
                  5.05%, 05/15/04...........................           333,300
      135,000     Regional School District No. 5, GO
                  5.15%, 05/15/05...........................           136,181
      225,000     South Central Regional
                  Water Authority
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC.............................           230,344
      175,000     South Central Regional
                  Water Authority
                  Water System, Series 12
                  5.13%, 08/01/07
                  Insured: FGIC.............................           176,313
    1,300,000     Torrington, GO
                  5.13%, 09/15/12
                  Insured: FGIC.............................         1,278,875
      100,000     Trumbull, GO
                  6.00%, 05/15/04...........................           105,750
      500,000     University of Connecticut, GO
                  Series A
                  5.25%, 06/01/15
                  Insured: MBIA.............................           475,625
      100,000     West Hartford, GO
                  6.00%, 05/01/07...........................           107,125
      250,000     West Haven, GO, Series B
                  5.40%, 06/01/09...........................           253,438
    1,890,000     Westport, GO
                  5.00%, 07/15/18...........................         1,703,363
      855,000     Wilton, GO
                  4.85%, 07/15/08...........................           846,450
                                                               ---------------
                                                                    36,193,118
                                                               ---------------

                  Nevada - 2.27%

    1,000,000     Clark County, School District
                  Series A
                  5.00%, 06/15/04
                  Insured: FGIC.............................         1,011,250
                                                               ---------------

                  Puerto Rico - 6.80%

    1,000,000     Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA.............................         1,040,000
    1,000,000     Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.00%, 07/01/05...........................         1,010,000
    1,000,000     Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA..............................           977,500
                                                               ---------------
                                                                     3,027,500
                                                               ---------------
                  Total Municipal Securities................        42,029,368
                  (Cost $42,839,957)                           ---------------


                       See Notes to Financial Statements.

Connecticut Municipal Bond Fund

October 31, 1999

Shares                                                                 Value
------                                                                 -----

INVESTMENT COMPANIES - 4.98%

      973,043     Connecticut Federated
                  Municipal Cash Trust......................   $       973,043
    1,247,100     Dreyfus Tax-Exempt Cash
                  Management Fund...........................         1,247,100
                                                               ---------------
                  Total Investment Companies................         2,220,143
                  (Cost $2,220,143)                            ---------------

Total Investments - 99.30%..................................        44,249,511
(Cost $45,060,100)                                             ---------------

Net Other Assets and Liabilities - 0.70%....................           312,964
                                                               ---------------
Net Assets - 100.00%........................................   $    44,562,475
                                                               ===============

-----------------------------------------
AMBAC     American Municipal Bond Assurance Corp.
FGIC      Federal Guaranty Insurance Corp.
FSA       Financial Security Assurance Company
GO        General Obligation
HEFA      Health and Educational Facilities Authority
HFA       Housing Finance Authority
MBIA      Municipal Bond Insurance Association
SP OB     Special Obligation


                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

Portfolio of Investments
October 31, 1999

Par Value                                                              Value
---------                                                            ---------

MUNICIPAL SECURITIES - 97.78%

                  Indiana - 1.36%

$   1,000,000     Princeton, PCR
                  PSI Energy, Inc. Project
                  3.50%, 03/01/19 (A)
                  LOC: Canadian Imperial Bank...............   $     1,000,000
                                                               ---------------

                  Massachusetts - 90.06%

      700,000     Andover, GO
                  5.00%, 12/01/10...........................           688,625
      300,000     Attleboro, GO
                  5.20%, 07/01/02
                  Insured: AMBAC............................           305,625
      250,000     Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA.............................           255,625
      360,000     Boston, GO, Series A
                  5.45%, 02/01/07
                  Insured: AMBAC............................           367,650
      225,000     Boston, GO, Series A
                  5.55%, 02/01/08
                  Insured: AMBAC............................           229,781
      200,000     Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  5.50%, 11/01/01
                  Insured: FSA..............................           204,750
      230,000     Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  7.00%, 11/01/18
                  Pre-refunded 11/01/01
                  Insured: FGIC.............................           246,675
      100,000     Brookline, GO
                  5.60%, 09/01/10...........................           102,625
      250,000     Deerfield, GO
                  5.60%, 06/15/02...........................           256,875
      250,000     Franklin, GO
                  5.50%, 11/15/02
                  Insured: MBIA.............................           257,500
      100,000     Kingston, GO
                  5.70%, 08/01/07...........................           103,625
      250,000     Lowell, GO
                  6.05%, 04/01/11
                  Insured: FSA..............................           262,812
      100,000     Lynn Water and Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC.............................           102,000
    2,000,000     Massachusetts Bay Transportation
                  Authority, Series A
                  5.40%, 03/01/08...........................         2,040,000
      130,000     Massachusetts Bay Transportation
                  Authority, Series A
                  6.00%, 03/01/12...........................           136,988
      200,000     Massachusetts Bay Transportation
                  Authority, Series A
                  5.75%, 03/01/22...........................           206,000
    1,000,000     Massachusetts Bay Transportation
                  Authority, Series D
                  5.00%, 03/01/11...........................         1,011,250
      750,000     Massachusetts Educational
                  Financing Authority
                  Issue G, Series A
                  5.15%, 12/01/15
                  Insured: MBIA.............................           690,938
      370,000     Massachusetts State, GO
                  Federal Assisted Housing
                  6.00%, 02/01/08...........................           384,800
      250,000     Massachusetts State, GO, Series A
                  6.25%, 07/01/02...........................           261,563
      250,000     Massachusetts State, GO, Series A
                  6.25%, 07/01/04...........................           266,563
    1,000,000     Massachusetts State, GO, Series A
                  5.50%, 11/01/06...........................         1,026,250
      750,000     Massachusetts State, GO, Series A
                  5.25%, 02/01/08...........................           754,688
      200,000     Massachusetts State, GO, Series B
                  5.30%, 11/01/05...........................           205,250
      100,000     Massachusetts State, GO, Series B
                  5.50%, 11/01/07...........................           103,375
    4,000,000     Massachusetts State Capital
                  Appreciation, Series A
                  Federal Highway Note
                  5.15%, 06/15/15 (B).......................         1,590,000
      250,000     Massachusetts State
                  Consolidated Loan, GO, Series A
                  5.75%, 02/01/15
                  Insured: MBIA.............................           263,750
      250,000     Massachusetts State
                  Consolidated Loan, GO, Series B
                  5.10%, 07/01/03...........................           254,688
    1,300,000     Massachusetts State
                  Consolidated Loan, GO, Series C
                  5.63%, 08/01/14
                  Insured: MBIA.............................         1,368,250
    1,000,000     Massachusetts State
                  Consolidated Loan, GO, Series C
                  5.02%, 08/01/18 (B).......................           323,750
      100,000     Massachusetts State
                  Convention Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.35%, 09/01/06...........................           102,250
      100,000     Massachusetts State
                  Convention Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.40%, 09/01/07...........................           102,000
      800,000     Massachusetts State
                  Development Finance Agency
                  Regis College
                  5.00%, 10/01/08...........................           762,000
    1,000,000     Massachusetts State Grant
                  Anticipation Notes, Series A
                  5.25%, 12/15/12...........................           975,000


                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Massachusetts (continued)

$   1,000,000     Massachusetts State Grant
                  Anticipation Notes, Series A
                  5.50%, 06/15/14...........................   $       978,750
    1,000,000     Massachusetts State HEFA
                  Amherst College, Series G
                  5.00%, 11/01/18...........................           878,750
    2,000,000     Massachusetts State HEFA
                  Amherst College, Series G
                  5.38%, 11/01/20...........................         1,867,500
      400,000     Massachusetts State HEFA
                  Beth Israel Hospital, Series G
                  5.70%, 07/01/05
                  Insured: AMBAC............................           414,500
    2,000,000     Massachusetts State HEFA
                  Boston College, Series L
                  5.00%, 06/01/26...........................         1,687,500
    1,000,000     Massachusetts State HEFA
                  Caregroup, Series A
                  5.50%, 07/01/08...........................         1,023,750
    1,000,000     Massachusetts State HEFA
                  Harvard University, Series P
                  5.63%, 11/01/26...........................           965,000
    1,000,000     Massachusetts State HEFA
                  Harvard University, Series P
                  5.38%, 11/01/32...........................           912,500
      100,000     Massachusetts State HEFA
                  McLean Hospital Issue, Series C
                  6.63%, 07/01/15
                  Insured: FGIC.............................           107,375
      250,000     Massachusetts State HEFA
                  Medical Center of Central
                  Massachusetts, Series B
                  6.00%, 07/01/02
                  Insured: AMBAC............................           259,375
    1,435,000     Massachusetts State HEFA
                  Partners Healthcare System
                  Series A
                  5.38%, 07/01/17
                  Insured: MBIA.............................         1,345,312
      100,000     Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.40%, 07/01/07
                  Insured: MBIA.............................           101,375
      325,000     Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.50%, 07/01/13
                  Insured: MBIA.............................           321,750
      500,000     Massachusetts State HEFA
                  Williams College, Series D
                  5.40%, 07/01/05...........................           520,625
    1,750,000     Massachusetts State HEFA
                  Williams College, Series F
                  5.50%, 07/01/26...........................         1,638,437
      150,000     Massachusetts State
                  Housing Finance Agency
                  Single Family, Series 41
                  5.25%, 06/01/01...........................           151,875
    1,250,000     Massachusetts State IFA
                  Belmont Hill School
                  5.63%, 09/01/20...........................         1,171,875
      400,000     Massachusetts State IFA
                  Brooks School
                  5.95%, 07/01/23...........................           425,500
    1,000,000     Massachusetts State IFA
                  Combined Jewish Philanthropies
                  Series A
                  6.38%, 02/01/15
                  Insured: AMBAC............................         1,042,500
    1,000,000     Massachusetts State IFA
                  Concord Academy
                  5.50%, 09/01/27...........................           882,500
    1,000,000     Massachusetts State IFA
                  Groton School, Series A
                  5.00%, 03/01/28...........................           847,500
      250,000     Massachusetts State IFA
                  Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee.......................           262,500
      300,000     Massachusetts State IFA
                  Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA.............................           302,625
      950,000     Massachusetts State IFA
                  Nantucket Electric Company
                  Series A, AMT
                  5.88%, 07/01/17
                  Insured: AMBAC............................           938,125
      500,000     Massachusetts State IFA
                  Park School
                  5.90%, 09/01/26...........................           482,500
    2,000,000     Massachusetts State IFA
                  Phillips Academy Issue
                  5.38%, 09/01/23...........................         1,860,000
    1,210,000     Massachusetts State IFA
                  Trustees Deerfield Academy
                  5.00%, 10/01/23...........................         1,051,187
    1,830,000     Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/13
                  Insured: MBIA.............................         1,825,425
    1,200,000     Massachusetts State IFA
                  Wentworth Institute of Technology
                  5.65%, 10/01/18...........................         1,104,000
    1,300,000     Massachusetts State IFA
                  Worcester Polytechnic Institute
                  Series 2
                  5.25%, 09/01/14
                  Insured: MBIA.............................         1,238,250
      610,000     Massachusetts State Port Authority
                  5.63%, 07/01/12...........................           616,100
    1,000,000     Massachusetts State Port Authority
                  Series A
                  5.75%, 07/01/12...........................         1,017,500


                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Massachusetts (continued)

$     250,000     Massachusetts State Port Authority
                  Series B
                  5.30%, 07/01/01...........................   $       253,750
    1,000,000     Massachusetts State Port Authority
                  Series C
                  5.13%, 07/01/16...........................           915,000
      350,000     Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/00
                  Insured: AMBAC............................           353,850
      300,000     Massachusetts State, SP OB
                  and Revenue, Series A
                  7.00%, 06/01/02...........................           318,375
    1,000,000     Massachusetts State, SP OB
                  and Revenue, Series A
                  5.50%, 06/01/13...........................         1,001,250
      200,000     Massachusetts State, SP OB
                  and Revenue, Series A
                  6.00%, 06/01/13
                  Insured: AMBAC............................           207,500
      250,000     Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/14
                  Pre-refunded 06/01/04.....................           263,438
      250,000     Massachusetts State
                  Turnpike Authority, Series A
                  5.00%, 01/01/13...........................           240,625
    2,500,000     Massachusetts State
                  Turnpike Authority, Series A
                  Metropolitan Highway Systems
                  4.50%, 01/01/04
                  Insured: AMBAC............................         2,478,125
    1,000,000     Massachusetts State
                  Turnpike Authority, Series A
                  Metropolitan Highway Systems
                  5.13%, 01/01/09
                  Insured: AMBAC............................           995,000
    1,500,000     Massachusetts State
                  Turnpike Authority, Series A
                  Metropolitan Highway Systems
                  5.00%, 01/01/39
                  Insured: AMBAC............................         1,245,000
      250,000     Massachusetts State
                  Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  5.40%, 08/01/11...........................           250,312
      250,000     Massachusetts State
                  Water Pollution Abatement Trust
                  Pooled Loan Program, Series 1
                  5.00%, 02/01/02...........................           254,063
    2,000,000     Massachusetts State
                  Water Pollution Abatement Trust
                  Pooled Loan Program, Series 5
                  5.75%, 08/01/16...........................         2,002,500
      300,000     Massachusetts State WRA
                  Series A
                  6.30%, 12/01/01...........................           312,000
      100,000     Massachusetts State WRA
                  Series A
                  6.00%, 04/01/20...........................           100,862
      190,000     Massachusetts State WRA
                  Series A
                  6.50%, 07/15/21
                  Pre-refunded 07/15/02.....................           203,537
      300,000     Massachusetts State WRA
                  Series B
                  5.88%, 11/01/04...........................           314,625
    1,165,000     Massachusetts State WRA
                  Series B
                  5.50%, 08/01/15
                  Insured: FSA..............................         1,130,050
    1,000,000     Massachusetts State WRA
                  Series C
                  5.25%, 12/01/06
                  Insured: FGIC.............................         1,020,000
    1,000,000     Methuen, GO
                  5.63%, 11/15/14
                  Insured: FSA..............................         1,005,000
      220,000     Nantucket Island Land Bank
                  GO and Revenue, Series E
                  7.25%, 07/01/19...........................           234,575
      450,000     New England Education
                  Loan Marketing Corp.
                  Massachusetts Student
                  Loan Revenue, Issue A
                  5.80%, 03/01/02...........................           461,813
      200,000     Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC............................           200,500
    1,500,000     Plymouth County
                  Certificates of Participation
                  Correctional Facility Project
                  5.00%, 04/01/22
                  Insured: AMBAC............................         1,293,750
      150,000     Salem, GO
                  5.80%, 07/15/06
                  Insured: AMBAC............................           155,812
      100,000     Salem, GO
                  5.90%, 07/15/07
                  Insured: AMBAC............................           104,000
      200,000     Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC............................           203,750
    1,000,000     Southeastern Massachusetts
                  University Building Authority
                  Project , Series A
                  5.75%, 05/01/16
                  Insured: AMBAC............................           990,000
    1,500,000     Springfield Municipal
                  Purpose Loan, GO
                  5.00%, 09/01/15...........................         1,380,000
      400,000     Taunton, GO
                  8.00%, 02/01/01...........................           417,500


                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Massachusetts (continued)

$     250,000     University of Lowell
                  Building Authority
                  Fifth Series A
                  6.75%, 11/01/03
                  Insured: AMBAC............................   $       269,687
      200,000     University of Massachusetts
                  Building Authority, Series A
                  5.50%, 05/01/03
                  Insured: MBIA.............................           206,000
      100,000     Woods Hole, Martha's
                  Vineyard and Nantucket
                  Steamship Bonds, Series B
                  6.00%, 03/01/02...........................           103,625
    1,000,000     Worcester, Series A
                  5.00%, 07/01/14
                  Insured: FSA..............................           932,500
                                                               ---------------
                                                                    66,274,356
                                                               ---------------

                  Puerto Rico - 5.53%

      500,000     Puerto Rico Commonwealth
                  Aqueduct and Sewer Authority
                  6.00%, 07/01/09
                  Insured: Commonwealth Guaranteed..........           528,750
      500,000     Puerto Rico Commonwealth
                  Infrastructure Financing Authority
                  Special Tax Revenue, Series A
                  5.13%, 07/01/09...........................           505,000
    1,000,000     Puerto Rico Commonwealth
                  Public Improvement, GO
                  5.50%, 07/01/13...........................         1,000,000
    1,000,000     Puerto Rico Electric Power
                  Authority, Series BB
                  6.00%, 07/01/12
                  Insured: MBIA.............................         1,061,250
    1,000,000     Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA..............................           977,500
                                                               ---------------
                                                                     4,072,500
                                                               ---------------

                  Texas - 0.83%

    1,000,000     Lubbock Independent School
                  District, GO, Capital Appreciation
                  6.01%, 02/15/09 (B).......................           611,250
                                                               ---------------
                  Total Municipal Securities................        71,958,106
                  (Cost $75,072,832)                           ---------------

Shares                                                                 Value
------                                                                 -----

INVESTMENT COMPANIES - 0.87%

       46,024     Dreyfus Tax-Exempt Cash
                  Management Fund...........................            46,024
      598,723     Massachusetts Federated
                  Municipal Cash Trust......................           598,723
                                                               ---------------
                  Total Investment Companies................           644,747
                  (Cost $644,747)                              ---------------

Total Investments - 98.65%..................................        72,602,853
(Cost $75,717,579)                                             ---------------

Net Other Assets and Liabilities - 1.35%....................           990,250
                                                               ---------------
Net Assets - 100.00%........................................   $    73,593,103
                                                               ===============

-----------------------------------------------
(A)         Variable rate bond. Rate shown reflects rate in effect at October
            31, 1999.
(B)         Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC       American Municipal Bond Assurance Corp.
AMT         Alternative Minimum Tax. Private activity obligations whose interest is subject to Federal AMT for individuals.
Connie Lee  College Construction Loan Association
FGIC        Federal Guaranty Insurance Corp.
FSA         Financial Security Assurance Company
GO          General Obligation
HEFA        Health and Educational Facilities Authority
IFA         Industrial Finance Agency
LOC         Letter of Credit
MBIA        Municipal Bond Insurance Association
PCR         Pollution Control Revenue
SP OB       Special Obligation
WRA         Water Resource Authority


                       See Notes to Financial Statements.

Rhode Island Municipal Bond Fund

Portfolio of Investments
October 31, 1999

Par Value                                                              Value
---------                                                            ---------

MUNICIPAL SECURITIES - 95.20%

                  Puerto Rico - 12.26%

$     250,000     Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA.............................   $       260,000
      500,000     Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.50%, 07/01/12...........................           505,000
      500,000     Puerto Rico Commonwealth
                  Special Tax Revenue, Series A
                  Infrastructure Finance Authority
                  5.00%, 07/01/16
                  Insured: AMBAC............................           461,250
      500,000     Puerto Rico Electric Power Authority
                  Revenue, Series EE
                  5.25%, 07/01/15
                  Insured: MBIA.............................           480,625
      400,000     Puerto Rico Municipal
                  Finance Agency, Series A
                  6.00%, 07/01/14
                  Insured: FSA..............................           416,000
      315,000     Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA..............................           307,912
                                                               ---------------
                                                                     2,430,787
                                                               ---------------

                  Rhode Island - 79.14%

      500,000     Bristol County Water Authority
                  Revenue, General, Series A
                  5.00%, 07/01/16
                  Insured: MBIA.............................           447,500
      200,000     Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC.............................           207,750
      500,000     Convention Center Authority, Series A
                  6.38%, 05/15/23
                  Insured: MBIA.............................           525,000
      500,000     Lincoln, GO
                  5.50%, 08/15/10
                  Insured: MBIA.............................           507,500
      300,000     Pawtucket, GO
                  5.63%, 04/15/07
                  Insured: FGIC.............................           310,875
      400,000     Pawtucket, GO
                  5.75%, 04/15/11
                  Insured: FGIC.............................           411,000
      500,000     Providence, GO
                  5.70%, 01/15/06
                  Insured: MBIA.............................           517,500
      500,000     Providence, GO
                  5.45%, 01/15/10
                  Insured: FSA..............................           503,750
      500,000     Rhode Island Clean Water
                  Protection Finance Agency
                  PCR, Series A
                  5.25%, 10/01/16
                  Insured: AMBAC............................           463,125
      150,000     Rhode Island Clean Water
                  Protection Finance Agency
                  Safe Drinking Water
                  Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC............................           159,000
      100,000     Rhode Island Clean Water
                  Protection Finance Agency
                  Safe Drinking Water
                  Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC............................           106,875
      250,000     Rhode Island Clean Water
                  Protection Finance Agency
                  Wastewater Treatment
                  System, Cranston
                  5.80%, 09/01/22
                  Insured: MBIA.............................           242,187
      500,000     Rhode Island Depositors
                  Economic Protection Corp.
                  SP OB, Series A
                  5.75%, 08/01/21...........................           496,875
      250,000     Rhode Island Depositors
                  Economic Protection Corp.
                  SP OB, Series B
                  5.25%, 08/01/21
                  Insured: MBIA.............................           247,187
      200,000     Rhode Island State, GO, Series A
                  6.10%, 06/15/03
                  Insured: FGIC.............................           210,250
      150,000     Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Unrefunded
                  Insured: FGIC.............................           158,063
      250,000     Rhode Island State EDC
                  Airport, Series B
                  5.25%, 07/01/11
                  Insured: FSA..............................           245,625
      500,000     Rhode Island State EDC
                  Airport, Series B
                  5.00%, 07/01/18
                  Insured: FSA..............................           436,250
      250,000     Rhode Island State EDC
                  Airport, Series B
                  5.00%, 07/01/23
                  Insured: FSA..............................           214,063
      750,000     Rhode Island State EDC
                  University of Rhode Island
                  Steam Generation Facility Project
                  5.00%, 11/01/19
                  Insured: FSA..............................           653,438


                       See Notes to Financial Statements.

Rhode Island Municipal Bond Fund

October 31, 1999

Par Value                                                              Value
---------                                                            ---------

                  Rhode Island (continued)

$     500,000     Rhode Island State HEBC
                  Higher Education Facility
                  Brown University
                  6.00%, 09/01/20...........................   $       507,500
    1,000,000     Rhode Island State HEBC
                  Higher Education Facility
                  Brown University
                  5.00%, 09/01/23...........................           858,750
      275,000     Rhode Island State HEBC
                  Higher Education Facility
                  Bryant College, SP OB
                  6.50%, 06/01/05
                  Insured: MBIA.............................           290,813
      475,000     Rhode Island State HEBC
                  Higher Education Facility
                  New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee.......................           482,719
      300,000     Rhode Island State HEBC
                  Higher Education Facility
                  Providence College
                  5.60%, 11/01/09
                  Insured: MBIA.............................           304,500
      500,000     Rhode Island State HEBC
                  Higher Education Facility
                  Rhode Island School of Design
                  5.63%, 06/01/16
                  Insured: MBIA.............................           490,625
      325,000     Rhode Island State HEBC
                  Higher Education Facility
                  Roger Williams
                  6.50%, 11/15/24
                  Insured: Connie Lee.......................           349,375
      260,000     Rhode Island State HEBC
                  Higher Education Facility
                  Salve Regina
                  6.25%, 03/15/13
                  Insured: Connie Lee.......................           270,725
      175,000     Rhode Island State HEBC
                  Higher Education Facility
                  Unrefunded
                  6.50%, 11/15/24
                  Insured: Connie Lee.......................           185,063
      500,000     Rhode Island State HEBC
                  Miriam Hospital
                  Series B
                  6.60%, 04/01/19...........................           539,375
      300,000     Rhode Island State HEBC
                  Saint Antoine
                  6.75%, 11/15/18
                  LOC: Allied Irish Banks NY................           328,500
      300,000     Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 17-A
                  6.25%, 04/01/17...........................           303,375
      500,000     Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 19-A
                  5.70%, 04/01/15...........................           488,125
      500,000     Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 22-A
                  5.55%, 04/01/17...........................           476,875
      500,000     Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 29-A
                  5.05%, 10/01/15
                  Insured: FHA..............................           452,500
      500,000     Rhode Island State HMFC
                  Multifamily Housing
                  Series A
                  5.60%, 07/01/10
                  Insured: AMBAC............................           505,000
      500,000     Rhode Island State HMFC
                  Multifamily Housing
                  Series A
                  6.15%, 07/01/17
                  Insured: AMBAC............................           509,375
      250,000     Rhode Island State HMFC
                  Rental Housing Program
                  Series A
                  5.65%, 10/01/07...........................           251,562
      500,000     Rhode Island State
                  Industrial Facilities Corp., Revenue
                  Marine Terminal, Mobil Oil Refining
                  6.00%, 11/01/14...........................           527,500
      100,000     South Kingstown, GO, Series B
                  5.50%, 06/15/10
                  Insured: FSA..............................           101,625
      140,000     Westerly, GO
                  6.00%, 09/15/14
                  Insured: AMBAC............................           146,650
      300,000     Woonsocket, GO
                  4.75%, 12/15/16
                  Insured: FGIC.............................           262,125
                                                               ---------------
                                                                    15,696,470
                                                               ---------------

                  Texas - 1.39%

      450,000     Lubbock Independent
                  School District, GO
                  Capital Appreciation
                  6.10%, 02/15/09 (A).......................           275,062
                                                               ---------------

                  Washington - 2.41%

    1,000,000     Seattle, GO, Series E
                  4.85%, 12/15/12 (A).......................           478,750
                                                               ---------------
                  Total Municipal Securities................        18,881,069
                  (Cost $19,344,320)                           ---------------


                       See Notes to Financial Statements.

Rhode Island Municipal Bond Fund

October 31, 1999

Shares                                                                 Value
------                                                                 -----

INVESTMENT COMPANY - 1.36%

      270,234     Federated Tax-Free Obligations Fund.......   $       270,234
                                                               ---------------
                  Total Investment Company..................           270,234
                  (Cost $270,234)                              ---------------

Total Investments - 96.56%..................................        19,151,303
(Cost $19,614,554)                                             ---------------

Net Other Assets and Liabilities - 3.44%....................           681,961
                                                               ---------------
Net Assets - 100.00%........................................   $    19,833,264
                                                               ===============

------------------------------------------
(A)         Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC       American Municipal Bond Assurance Corp.
Connie Lee  College Construction Loan Association
EDC         Economic Development Corp.
FGIC        Federal Guaranty Insurance Corp.
FHA         Federal Housing Authority
FSA         Financial Security Assurance Company
GO          General Obligation
HEBC        Health and Educational Building Corp.
HMFC        Housing and Mortgage Finance Corp.
LOC         Letter of Credit
MBIA        Municipal Bond Insurance Association
PCR         Pollution Control Revenue
SP OB       Special Obligation


                       See Notes to Financial Statements.

Galaxy Tax-Exempt Bond Funds

Statements of Assets and Liabilities
October 31, 1999

                                                                                                   New Jersey           New York
                                                                               Tax-Exempt           Municipal           Municipal
                                                                                Bond Fund           Bond Fund           Bond Fund
                                                                              -------------       -------------       -------------
ASSETS:
  Investments (Note 2):
   Investments at cost .................................................      $ 171,997,973       $   9,054,014       $  80,490,175
   Net unrealized (depreciation) .......................................         (4,913,395)           (406,498)         (2,509,810)
                                                                              -------------       -------------       -------------
   Total investments at value ..........................................        167,084,578           8,647,516          77,980,365
  Cash .................................................................                 --                  --                  --
  Receivable for investments sold ......................................                 --                  --           1,023,830
  Receivable for shares sold ...........................................          2,231,443               2,746             172,569
  Interest and dividend receivables ....................................          2,641,911             116,249           1,194,980
  Deferred organizational expense (Note 2) .............................                 --              11,628                  --
                                                                              -------------       -------------       -------------
   Total Assets ........................................................        171,957,932           8,778,139          80,371,744
                                                                              -------------       -------------       -------------

LIABILITIES:
  Dividends payable ....................................................            649,241              29,808             299,836
  Payable for investments purchased ....................................                 --                  --           1,957,740
  Payable to Custodian .................................................                 --               6,524                  --
  Payable for shares repurchased .......................................             86,047                  --                  --
  Advisory fee payable (Note 3) ........................................             78,696               1,831              37,083
  Payable to Fleet affiliates (Note 3) .................................              4,945                 113               7,870
  Payable to Administrator (Note 3) ....................................             26,187               3,654              14,206
  Trustees' fees and expenses payable (Note 3) .........................              5,304                 137               2,612
  Accrued expenses and other payables ..................................             22,016              12,166              13,626
                                                                              -------------       -------------       -------------
   Total Liabilities ...................................................            872,436              54,233           2,332,973
                                                                              -------------       -------------       -------------
NET ASSETS .............................................................      $ 171,085,496       $   8,723,906       $  78,038,771
                                                                              =============       =============       =============

NET ASSETS consist of:
  Par value (Note 5) ...................................................      $      16,558       $         912       $       7,381
  Paid-in capital in excess of par value ...............................        176,087,004           9,169,158          80,664,747
  Undistributed (overdistributed) net investment income (loss) .........            (26,014)              5,370             162,527
  Accumulated net realized (loss) on
   investments sold ....................................................            (78,657)            (45,036)           (286,074)
  Net unrealized (depreciation) of investments .........................         (4,913,395)           (406,498)         (2,509,810)
                                                                              -------------       -------------       -------------
TOTAL NET ASSETS .......................................................      $ 171,085,496       $   8,723,906       $  78,038,771
                                                                              =============       =============       =============

Retail A Shares:
  Net Assets ...........................................................      $  25,704,197       $   1,301,526       $  41,343,124
  Shares of beneficial interest outstanding ............................          2,487,639             136,115           3,910,140
  NET ASSET VALUE and redemption  price per share ......................      $       10.33       $        9.56       $       10.57
  Sales charge - 3.75% of offering price ...............................               0.40                0.37                0.41
                                                                              -------------       -------------       -------------
  Maximum offering price per share .....................................      $       10.73       $        9.93       $       10.98
                                                                              =============       =============       =============

Retail B Shares:
  Net Assets ...........................................................      $   3,382,122                 N/A                 N/A
  Shares of beneficial interest outstanding ............................            327,344                 N/A                 N/A
                                                                              -------------       -------------       -------------
  NET ASSET VALUE and offering price per share* ........................      $       10.33                 N/A                 N/A
                                                                              =============       =============       =============

Trust Shares:
  Net Assets ...........................................................      $ 141,999,177       $   7,422,380       $  36,695,647
  Shares of beneficial interest outstanding ............................         13,742,567             776,228           3,470,624
                                                                              -------------       -------------       -------------
  NET ASSET VALUE, offering and
   redemption price per share ..........................................      $       10.33       $        9.56       $       10.57
                                                                              =============       =============       =============

---------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1) As of October 31, 1999, the Rhode Island Municipal Bond Fund had not issued Trust shares.


                       See Notes to Financial Statements.

 Connecticut    Massachusetts   Rhode Island
  Municipal       Municipal       Municipal
  Bond Fund       Bond Fund     Bond Fund(1)
------------    ------------    ------------


$ 45,060,100    $ 75,717,579    $ 19,614,554
    (810,589)     (3,114,726)       (463,251)
------------    ------------    ------------
  44,249,511      72,602,853      19,151,303
          --          11,664           5,418
          --              --         446,626
     102,479         415,535          34,486
     627,038       1,151,543         297,353
          --              --              --
------------    ------------    ------------
  44,979,028      74,181,595      19,935,186
------------    ------------    ------------


     164,069         274,533          76,995
          --              --              --
          50              --              --
     204,683         246,849              --
      13,107          22,243           6,258
       3,383           4,935              --
      13,764          21,973           4,649
       1,695           2,811             976
      15,802          15,148          13,044
------------    ------------    ------------
     416,553         588,492         101,922
------------    ------------    ------------
$ 44,562,475    $ 73,593,103    $ 19,833,264
============    ============    ============


$      4,416    $      7,539    $      1,914
  46,205,352      77,159,655      20,381,868
     (14,614)        (21,727)        (11,177)

    (822,090)       (437,638)        (76,090)
    (810,589)     (3,114,726)       (463,251)
------------    ------------    ------------
$ 44,562,475    $ 73,593,103    $ 19,833,264
============    ============    ============


$ 26,714,579    $ 39,696,320    $ 19,833,264
   2,647,709       4,066,820       1,914,494
$      10.09    $       9.76    $      10.36
        0.39            0.38            0.40
------------    ------------    ------------
$      10.48    $      10.14    $      10.76
============    ============    ============


         N/A             N/A             N/A
         N/A             N/A             N/A
------------    ------------    ------------
         N/A             N/A             N/A
============    ============    ============


$ 17,847,896    $ 33,896,783    $         --
   1,768,782       3,472,545              --
------------    ------------    ------------

$      10.09    $       9.76    $         --
============    ============    ============

Galaxy Tax-Exempt Bond Funds

Statements of Operations
For the year ended October 31, 1999

                                                                                        New Jersey       New York
                                                                        Tax-Exempt       Municipal       Municipal
                                                                         Bond Fund       Bond Fund       Bond Fund
                                                                       ------------    ------------    ------------

INVESTMENT INCOME:
  Interest (Note 2) ................................................   $  8,676,046    $    414,608    $  4,406,123
  Dividends (Note 2) ...............................................         60,743          10,070          23,574
                                                                       ------------    ------------    ------------
   Total investment income .........................................      8,736,789         424,678       4,429,697
                                                                       ------------    ------------    ------------

EXPENSES:
  Investment advisory fee (Note 3) .................................      1,268,793          68,147         631,274
  Administration fee (Note 3) ......................................        127,246           6,887          63,326
  Custodian fee ....................................................         13,268          13,613           9,437
  Fund accounting fee (Note 3) .....................................         59,955          40,268          53,937
  Professional fees (Note 3) .......................................         20,495          12,053          16,866
  Transfer agent fee (Note 3) ......................................         22,366           5,286          23,442
  Shareholder servicing and 12b-1 fees (Note 3) ....................         59,091             960          66,562
  Trustees' fees and expenses (Note 3) .............................          3,461             180           2,357
  Amortization of organization costs (Note 2) ......................             --           3,398              --
  Reports to shareholders ..........................................         10,609           2,481          14,836
  Miscellaneous ....................................................         27,713           1,216          20,287
                                                                       ------------    ------------    ------------
   Total expenses before reimbursement/waiver ......................      1,612,997         154,489         902,324
                                                                       ------------    ------------    ------------
   Less: reimbursement/waiver (Note 4) .............................       (338,345)        (68,720)       (168,721)
                                                                       ------------    ------------    ------------
   Total expenses net of reimbursement/waiver ......................      1,274,652          85,769         733,603
                                                                       ------------    ------------    ------------
NET INVESTMENT INCOME ..............................................      7,462,137         338,909       3,696,094
                                                                       ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2 & 6):
  Net realized gain (loss) on investments sold .....................        (78,657)        (44,349)        227,275
  Net change in unrealized (depreciation) of investments ...........    (13,091,406)       (589,590)     (6,932,960)
                                                                       ------------    ------------    ------------

NET REALIZED AND UNREALIZED
  (LOSS)ON INVESTMENTS .............................................    (13,170,063)       (633,939)     (6,705,685)
                                                                       ------------    ------------    ------------

NET (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ........................................   $ (5,707,926)   $   (295,030)   $ (3,009,591)
                                                                       ============    ============    ============


                       See Notes to Financial Statements.

Connecticut   Massachusetts  Rhode Island
 Municipal      Municipal      Municipal
 Bond Fund      Bond Fund      Bond Fund
-----------    -----------   ------------


$ 2,070,181    $ 3,581,570    $ 1,121,025
     27,797         33,276         10,674
-----------    -----------    -----------
  2,097,978      3,614,846      1,131,699
-----------    -----------    -----------


    320,043        544,719        162,771
     32,081         54,619         16,327
      7,815         10,581         10,832
     42,656         60,466         32,039
     16,423         17,102         13,776
     12,564         16,698          5,100
     39,136         63,058             --
        809          1,421            403
         --             --          3,439
      9,621         13,939          2,977
     19,035         32,450         12,600
-----------    -----------    -----------
    500,183        815,053        260,264
-----------    -----------    -----------
   (170,690)      (290,517)       (86,559)
-----------    -----------    -----------
    329,493        524,536        173,705
-----------    -----------    -----------
  1,768,485      3,090,310        957,994
-----------    -----------    -----------



    (23,141)       (65,783)       (76,090)
 (2,972,756)    (5,600,385)    (1,483,777)
-----------    -----------    -----------


 (2,995,897)    (5,666,168)    (1,559,867)
-----------    -----------    -----------


$(1,227,412)   $(2,575,858)   $  (601,873)
===========    ===========    ===========

Galaxy Tax-Exempt Bond Funds

Statements of Changes in Net Assets

                                                                                                                 New York
                                                 Tax-Exempt Bond Fund             New Jersey                 Municipal Bond Fund
                                              --------------------------      Municipal Bond Fund        --------------------------
                                                      Years ended         --------------------------            Years ended
                                                      October 31,          Year ended   Period ended            October 31,
                                              --------------------------   October 31,   October 31,     --------------------------
                                                  1999          1998          1999          1998*            1999           1998
                                              ------------  ------------  ------------  ------------     ------------  ------------

NET ASSETS at beginning of period ..........  $163,142,500  $149,372,871  $  8,516,218  $         20(a)  $ 83,019,676  $ 65,995,842
                                              ------------  ------------  ------------  ------------     ------------  ------------
Increase (decrease) in Net Assets
resulting from operations:
  Net investment income ....................     7,462,137     7,177,099       338,909       152,168        3,696,094     3,217,725
  Net realized gain (loss) on
    investments sold .......................       (78,657)    1,998,815       (44,349)         (687)         227,275       822,875
  Net change in unrealized appreciation
    (depreciation) of investments ..........   (13,091,406)    2,771,283      (589,590)      183,092       (6,932,960)    1,441,749
                                              ------------  ------------  ------------  ------------     ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations ..............    (5,707,926)   11,947,197      (295,030)      334,573       (3,009,591)    5,482,349
                                              ------------  ------------  ------------  ------------     ------------  ------------

Dividends to shareholders from:
  Retail A Shares:
    Net investment income ..................    (1,025,504)   (1,112,636)      (46,232)       (8,997)      (1,903,474)   (1,819,081)
    Net realized gain on investments .......      (306,201)     (209,493)           --            --               --            --
                                              ------------  ------------  ------------  ------------     ------------  ------------
      Total Dividends ......................    (1,331,705)   (1,322,129)      (46,232)       (8,997)      (1,903,474)   (1,819,081)
                                              ------------  ------------  ------------  ------------     ------------  ------------

  Retail B Shares:
    Net investment income ..................      (118,934)      (87,830)          N/A           N/A              N/A           N/A
    Net realized gain on investments .......       (32,760)      (14,276)          N/A           N/A              N/A           N/A
                                              ------------  ------------  ------------  ------------     ------------  ------------
      Total Dividends ......................      (151,694)     (102,106)          N/A           N/A              N/A           N/A
                                              ------------  ------------  ------------  ------------     ------------  ------------

  Trust Shares:
    Net investment income ..................    (6,325,088)   (6,048,821)     (292,677)     (143,173)      (1,629,254)   (1,398,277)
    Net realized gain on investments .......    (1,646,317)   (1,016,251)           --            --               --            --
                                              ------------  ------------  ------------  ------------     ------------  ------------
      Total Dividends ......................    (7,971,405)   (7,065,072)     (292,677)     (143,173)      (1,629,254)   (1,398,277)
                                              ------------  ------------  ------------  ------------     ------------  ------------

      Total Dividends to shareholders ......    (9,454,804)   (8,489,307)     (338,909)     (152,170)      (3,532,728)   (3,217,358)
                                              ------------  ------------  ------------  ------------     ------------  ------------

Net increase from share transactions(1) ....    23,105,726    10,311,739       841,627     8,333,795        1,561,414    14,758,843
                                              ------------  ------------  ------------  ------------     ------------  ------------
  Net increase (decrease) in net assets ....     7,942,996    13,769,629       207,688     8,516,198       (4,980,905)   17,023,834
                                              ------------  ------------  ------------  ------------     ------------  ------------

NET ASSETS at end of period
    (including line A) .....................  $171,085,496  $163,142,500  $  8,723,906  $  8,516,218     $ 78,038,771  $ 83,019,676
                                              ============  ============  ============  ============     ============  ============

(A) Undistributed (overdistributed) net
    investment income ......................  $    (26,014) $    (18,625) $      5,370  $      1,972     $    162,527  $       (839)
                                              ============  ============  ============  ============     ============  ============

---------------------------------------
*     The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 40 and 41.
(a)   Represents initial seed money.


                       See Notes to Financial Statements.

   Connecticut Municipal        Massachusetts Municipal       Rhode Island Municipal
         Bond Fund                     Bond Fund                     Bond Fund
---------------------------   ---------------------------   ---------------------------
        Years ended                   Years ended                   Years ended
        October 31,                   October 31,                   October 31,
---------------------------   ---------------------------   ---------------------------
    1999           1998           1999           1998           1999           1998
------------   ------------   ------------   ------------   ------------   ------------

$ 38,768,085   $ 33,221,284   $ 67,559,730   $ 47,304,792   $ 20,209,657   $ 17,134,415
------------   ------------   ------------   ------------   ------------   ------------


   1,768,485      1,522,760      3,090,310      2,503,603        957,994        851,987

     (23,141)       229,881        (65,783)       342,455        (76,090)        87,401

  (2,972,756)       949,373     (5,600,385)     1,189,694     (1,483,777)       376,671
------------   ------------   ------------   ------------   ------------   ------------

  (1,227,412)     2,702,014     (2,575,858)     4,035,752       (601,873)     1,316,059
------------   ------------   ------------   ------------   ------------   ------------



  (1,076,680)      (996,397)    (1,821,052)    (1,670,216)      (958,948)      (837,786)
          --             --             --             --        (86,518)       (37,141)
------------   ------------   ------------   ------------   ------------   ------------
  (1,076,680)      (996,397)    (1,821,052)    (1,670,216)    (1,045,466)      (874,927)
------------   ------------   ------------   ------------   ------------   ------------


         N/A            N/A            N/A            N/A            N/A            N/A
         N/A            N/A            N/A            N/A            N/A            N/A
------------   ------------   ------------   ------------   ------------   ------------
         N/A            N/A            N/A            N/A            N/A            N/A
------------   ------------   ------------   ------------   ------------   ------------


    (691,805)      (526,684)    (1,269,258)      (814,636)            --             --
          --             --             --             --             --             --
------------   ------------   ------------   ------------   ------------   ------------
    (691,805)      (526,684)    (1,269,258)      (814,636)            --             --
------------   ------------   ------------   ------------   ------------   ------------

  (1,768,485)    (1,523,081)    (3,090,310)    (2,484,852)    (1,045,466)      (874,927)
------------   ------------   ------------   ------------   ------------   ------------

   8,790,287      4,367,868     11,699,541     18,704,038      1,270,946      2,634,110
------------   ------------   ------------   ------------   ------------   ------------
   5,794,390      5,546,801      6,033,373     20,254,938       (376,393)     3,075,242
------------   ------------   ------------   ------------   ------------   ------------


$ 44,562,475   $ 38,768,085   $ 73,593,103   $ 67,559,730   $ 19,833,264   $ 20,209,657
============   ============   ============   ============   ============   ============


$    (14,614)  $    (14,614)  $    (21,727)  $    (21,727)  $    (11,177)  $    (10,223)
============   ============   ============   ============   ============   ============

Galaxy Tax-Exempt Bond Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                                                                                New York
                                                      Tax-Exempt Bond Fund           New Jersey            Municipal Bond Fund
                                                   --------------------------    Municipal Bond Fund    -------------------------
                                                           Years ended         ----------------------          Years ended
                                                           October 31,         Year ended  Period ended        October 31,
                                                   --------------------------  October 31,  October 31, -------------------------
                                                       1999          1998         1999         1998*        1999          1998
                                                   ------------  ------------  ----------   ----------  ------------  -----------

DOLLAR AMOUNTS
Retail A Shares:
  Sold ........................................... $ 10,924,021  $  4,120,071  $1,530,335   $  795,210  $  8,808,575  $16,948,796
  Issued to shareholders in reinvestment
   of dividends ..................................    1,054,920       993,669      27,090        4,695     1,440,313    1,196,021
  Repurchased ....................................   (8,919,372)   (6,326,395)   (969,625)          --   (13,618,561)  (9,680,079)
                                                   ------------  ------------  ----------   ----------  ------------  -----------
  Net increase (decrease) in shares outstanding .. $  3,059,569  $ (1,212,655) $  587,800   $  799,905  $ (3,369,673) $ 8,464,738
                                                   ============  ============  ==========   ==========  ============  ===========

Retail B Shares:
  Sold ........................................... $  1,359,050  $  1,425,757         N/A          N/A           N/A          N/A
  Issued to shareholders in reinvestment
   of dividends ..................................      100,123        58,048         N/A          N/A           N/A          N/A
  Repurchased ....................................     (479,393)     (509,491)        N/A          N/A           N/A          N/A
                                                   ------------  ------------  ----------   ----------  ------------  -----------
  Net increase in shares outstanding ............. $    979,780  $    974,314         N/A          N/A           N/A          N/A
                                                   ============  ============  ==========   ==========  ============  ===========

Trust Shares:
  Sold ........................................... $ 27,090,728  $ 23,518,359  $  757,940   $7,558,900  $ 10,126,919  $ 8,629,198
  Issued to shareholders in reinvestment
   of dividends ..................................    3,516,363     3,119,314          --           --       172,798      192,826
  Repurchased ....................................  (11,540,714)  (16,087,593)   (504,113)     (25,010)   (5,368,630)  (2,527,919)
                                                   ------------  ------------  ----------   ----------  ------------  -----------
  Net increase in shares outstanding ............. $ 19,066,377  $ 10,550,080  $  253,827   $7,533,890  $  4,931,087  $ 6,294,105
                                                   ============  ============  ==========   ==========  ============  ===========

SHARE ACTIVITY
Retail A Shares:
  Sold ...........................................    1,027,378       367,769     152,836       79,151       790,902    1,490,812
  Issued to shareholders in reinvestment
   of dividends ..................................       90,411        90,143       2,738          463       118,514      117,233
  Repurchased ....................................     (822,141)     (568,242)    (99,073)          --    (1,215,806)    (856,236)
                                                   ------------  ------------  ----------   ----------  ------------  -----------
  Net increase (decrease) in shares outstanding ..      295,648      (110,330)     56,501       79,614      (306,390)     751,809
                                                   ============  ============  ==========   ==========  ============  ===========

Retail B Shares:
  Sold ...........................................      121,001       127,743         N/A          N/A           N/A          N/A
  Issued to shareholders in reinvestment
   of dividends ..................................        9,992         5,196         N/A          N/A           N/A          N/A
  Repurchased ....................................      (43,965)      (45,412)        N/A          N/A           N/A          N/A
                                                   ------------  ------------  ----------   ----------  ------------  -----------
  Net increase in shares outstanding .............       87,028        87,527         N/A          N/A           N/A          N/A
                                                   ============  ============  ==========   ==========  ============  ===========

Trust Shares:
  Sold ...........................................    2,480,419     2,106,905      74,984      754,850       895,936      771,140
  Issued to shareholders in reinvestment
   of dividends ..................................      320,864       279,668          --           --        15,619       17,092
  Repurchased ....................................   (1,066,969)   (1,428,414)    (51,120)      (2,486)     (484,126)    (229,638)
                                                   ------------  ------------  ----------   ----------  ------------  -----------
  Net increase in shares outstanding .............    1,734,314       958,159      23,864      752,364       427,429      558,594
                                                   ============  ============  ==========   ==========  ============  ===========

---------------------------------------
*     The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.
(1) As of October 31, 1999, the Rhode Island Municipal Bond Fund had not issued Trust Shares.


                       See Notes to Financial Statements.

   Connecticut Municipal      Massachusetts Municipal    Rhode Island Municipal
         Bond Fund                   Bond Fund                Bond Fund(1)
--------------------------  --------------------------   ----------------------
        Years ended                 Years ended               Years ended
        October 31,                 October 31,               October 31,
--------------------------  --------------------------   ----------------------
    1999          1998           1999         1998          1999        1998
------------  ------------  ------------  ------------   ----------  ----------

$ 13,759,257  $  7,407,851  $ 12,444,513  $ 19,663,945   $7,391,836  $8,016,637

     674,313       732,578     1,440,807     1,310,122      490,026     417,557
 (10,721,396)   (7,427,287)  (15,097,467)  (11,175,520)  (6,610,916) (5,800,084)
------------  ------------  ------------  ------------   ----------  ----------
$  3,712,174  $    713,142  $ (1,212,147) $  9,798,547   $1,270,946  $2,634,110
============  ============  ============  ============   ==========  ==========

         N/A           N/A           N/A           N/A          N/A         N/A

         N/A           N/A           N/A           N/A          N/A         N/A
         N/A           N/A           N/A           N/A          N/A         N/A
------------  ------------  ------------  ------------   ----------  ----------
         N/A           N/A           N/A           N/A          N/A         N/A
============  ============  ============  ============   ==========  ==========

$  8,822,079  $ 13,217,871  $ 15,868,262  $ 12,225,250   $       --  $       --

       2,396         3,553        50,657           587           --          --
  (3,746,362)   (9,566,698)   (3,007,231)   (3,320,346)          --          --
------------  ------------  ------------  ------------   ----------  ----------
$  5,078,113  $  3,654,726  $ 12,911,688  $  8,905,491   $       --  $       --
============  ============  ============  ============   ==========  ==========

   1,302,912       697,310     1,195,565     1,892,528      670,082     725,416

      81,055        64,175       138,671       126,721       21,822      37,745
  (1,033,862)     (694,286)   (1,464,110)   (1,072,707)    (585,107)   (526,601)
------------  ------------  ------------  ------------   ----------  ----------
     350,105        67,199      (129,874)      946,542      106,797     236,560
============  ============  ============  ============   ==========  ==========

         N/A           N/A           N/A           N/A          N/A         N/A

         N/A           N/A           N/A           N/A          N/A         N/A
         N/A           N/A           N/A           N/A          N/A         N/A
------------  ------------  ------------  ------------   ----------  ----------
         N/A           N/A           N/A           N/A          N/A         N/A
============  ============  ============  ============   ==========  ==========

     832,405     1,242,161     1,544,810     1,174,113           --          --

         318           308         4,943            57           --          --
    (349,964)     (898,692)     (296,766)     (318,922)          --          --
------------  ------------  ------------  ------------   ----------  ----------
     482,759       343,777     1,252,987       855,248           --          --
============  ============  ============  ============   ==========  ==========

Tax-Exempt Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                              Years ended October 31,
                                                             --------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                             --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ......................  $  11.30    $  11.06    $  10.78    $  10.78    $   9.99
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (A) ...............................      0.46        0.48        0.50        0.50        0.52
  Net realized and unrealized gain (loss) on investments ..     (0.83)       0.34        0.29          --        0.79
                                                             --------    --------    --------    --------    --------
     Total from Investment Operations: ....................     (0.37)       0.82        0.79        0.50        1.31
                                                             --------    --------    --------    --------    --------

Less Dividends:
  Dividends from net investment income ....................     (0.46)      (0.49)      (0.50)      (0.50)      (0.52)
  Dividends from net realized capital gains ...............     (0.14)      (0.09)      (0.01)         --          --
                                                             --------    --------    --------    --------    --------
   Total Dividends: .......................................     (0.60)      (0.58)      (0.51)      (0.50)      (0.52)
                                                             --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ................     (0.97)       0.24        0.28          --        0.79
                                                             --------    --------    --------    --------    --------
Net Asset Value, End of Period ............................  $  10.33    $  11.30    $  11.06    $  10.78    $  10.78
                                                             ========    ========    ========    ========    ========

Total Return(2) ...........................................     (3.45)%      7.60%       7.49%       4.77%      13.40%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $ 25,704    $ 24,764    $ 25,465    $ 28,339    $ 31,609
Ratios to average net assets:
  Net investment income including reimbursement/waiver ....      4.25%       4.32%       4.60%       4.68%       4.99%
  Operating expenses including reimbursement/waiver .......      0.92%       0.94%       0.95%       0.93%       0.91%
  Operating expenses excluding reimbursement/waiver .......      1.12%       1.15%       1.18%       1.18%       1.24%
Portfolio Turnover Rate ...................................        23%         59%         78%         15%         11%

---------------------------------------
*     Annualized
**    Not Annualized
(1)   The Fund began offering Retail B shares on March 4, 1996.
(2) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.44, $0.46,
      $0.47, $0.48 and 0.48, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.47, $0.48, $0.51, $0.51 and $0.51, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997, and for the period ended October 31, 1996 were $0.37, $0.40, $0.40 and $0.25, respectively.


                       See Notes to Financial Statements.

Trust Shares                                                  Retail B Shares

                 Years ended October 31,                           Years ended October 31,      Period ended
--------------------------------------------------------      --------------------------------   October 31,
  1999        1998        1997        1996        1995          1999        1998        1997       1996(1)
--------    --------    --------    --------    --------      --------    --------    --------    --------

$  11.30    $  11.06    $  10.78    $  10.78    $   9.99      $  11.30    $  11.06    $  10.78    $  10.94
--------    --------    --------    --------    --------      --------    --------    --------    --------

    0.49        0.50        0.53        0.53        0.54          0.39        0.42        0.43        0.27
   (0.83)       0.34        0.29          --        0.79         (0.83)       0.33        0.29       (0.16)
--------    --------    --------    --------    --------      --------    --------    --------    --------
   (0.34)       0.84        0.82        0.53        1.33         (0.44)       0.75        0.72        0.11
--------    --------    --------    --------    --------      --------    --------    --------    --------

   (0.49)      (0.51)      (0.53)      (0.53)      (0.54)        (0.39)      (0.42)      (0.43)      (0.27)
   (0.14)      (0.09)      (0.01)         --          --         (0.14)      (0.09)      (0.01)         --
--------    --------    --------    --------    --------      --------    --------    --------    --------
   (0.63)      (0.60)      (0.54)      (0.53)      (0.54)        (0.53)      (0.51)      (0.44)      (0.27)
--------    --------    --------    --------    --------      --------    --------    --------    --------
   (0.97)       0.24        0.28          --        0.79         (0.97)       0.24        0.28       (0.16)
--------    --------    --------    --------    --------      --------    --------    --------    --------
$  10.33    $  11.30    $  11.06    $  10.78    $  10.78      $  10.33    $  11.30    $  11.06    $  10.78
========    ========    ========    ========    ========      ========    ========    ========    ========

   (3.25)%      7.85%       7.75%       5.03%      13.62%        (4.07)%      6.95%       6.83%       1.08%**

$141,999    $135,664    $122,218    $103,163    $ 91,740      $  3,382    $  2,715    $  1,690    $    787

    4.46%       4.55%       4.85%       4.91%       5.18%         3.61%       3.71%       3.95%       4.08%*
    0.71%       0.71%       0.70%       0.70%       0.72%         1.55%       1.55%       1.60%       1.57%*
    0.91%       0.92%       0.96%       0.95%       0.97%         1.75%       1.76%       1.83%       1.77%*
      23%         59%         78%         15%         11%           23%         59%         78%         15%

New Jersey Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                             Year ended    Period ended
                                                             October 31,    October 31,
                                                                1999          1998(1)
                                                             ----------    ----------

Net Asset Value, Beginning of Period ......................  $    10.24    $    10.00
                                                             ----------    ----------
Income from Investment Operations:
  Net investment income (A) ...............................        0.36          0.20
  Net realized and unrealized gain (loss) on investments ..       (0.68)         0.24
                                                             ----------    ----------
     Total from Investment Operations: ....................       (0.32)         0.44
                                                             ----------    ----------
Less Dividends:
  Dividends from net investment income ....................       (0.36)        (0.20)
                                                             ----------    ----------
   Total Dividends: .......................................       (0.36)        (0.20)
                                                             ----------    ----------
Net increase (decrease) in net asset value ................       (0.68)         0.24
                                                             ----------    ----------
Net Asset Value, End of Period ............................  $     9.56    $    10.24
                                                             ==========    ==========

Total Return(2) ...........................................       (3.24)%        4.34%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $    1,302    $      815
Ratios to average net assets:
  Net investment income including reimbursement/waiver ....        3.56%         3.62%*
  Operating expenses including reimbursement/waiver .......        1.11%         1.09%*
  Operating expenses excluding reimbursement/waiver .......        2.11%         3.65%*
Portfolio Turnover Rate ...................................          41%           53%**

---------------------------------------
*     Annualized.
**    Not Annualized.
(1)   The Fund commenced operations on April 3, 1998.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the year ended October 31, 1999 and the period ended October 31, 1998 was $0.26 and $0.06, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the year ended October 31, 1999 and the period ended October 31, 1998 was $0.30 and $0.15, respectively.


                       See Notes to Financial Statements.

Trust Shares

Year ended     Period ended
October 31,     October 31,
   1999           1998(1)
-----------    -----------

$     10.24    $     10.00
-----------    -----------

       0.38           0.21
      (0.68)          0.24
-----------    -----------
      (0.30)          0.45
-----------    -----------

      (0.38)         (0.21)
-----------    -----------
      (0.38)         (0.21)
-----------    -----------
      (0.68)          0.24
-----------    -----------
$      9.56    $     10.24
===========    ===========

      (3.06)%         4.48%**

$     7,422    $     7,701

       3.76%          3.79%*
       0.92%          0.92%*
       1.63%          2.07%*
         41%            53%**

New York Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                               Years ended October 31,
                                                             --------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                             --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ......................  $  11.44    $  11.09    $  10.75    $  10.78    $   9.89
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (A) ...............................      0.48        0.48        0.49        0.48        0.49
  Net realized and unrealized gain (loss) on investments ..     (0.89)       0.35        0.34       (0.03)       0.89
                                                             --------    --------    --------    --------    --------
     Total from Investment Operations: ....................     (0.41)       0.83        0.83        0.45        1.38
                                                             --------    --------    --------    --------    --------
Less Dividends:
  Dividends from net investment income ....................     (0.46)      (0.48)      (0.49)      (0.48)      (0.49)
                                                             --------    --------    --------    --------    --------
   Total Dividends: .......................................     (0.46)      (0.48)      (0.49)      (0.48)      (0.49)
                                                             --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ................     (0.87)       0.35        0.34       (0.03)       0.89
                                                             --------    --------    --------    --------    --------
Net Asset Value, End of Period ............................  $  10.57    $  11.44    $  11.09    $  10.75    $  10.78
                                                             ========    ========    ========    ========    ========

Total Return(1) ...........................................     (3.72)%      7.65%       7.93%       4.31%      14.03%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $ 41,343    $ 48,218    $ 38,434    $ 40,154    $ 42,870
Ratios to average net assets:
  Net investment income including reimbursement/waiver ....      4.31%       4.27%       4.52%       4.50%       4.73%
  Operating expenses including reimbursement/waiver .......      0.96%       0.87%       0.94%       0.95%       0.92%
  Operating expenses excluding reimbursement/waiver .......      1.16%       1.20%       1.26%       1.35%       1.31%
Portfolio Turnover Rate ...................................        24%         27%         61%         12%          5%

---------------------------------------
(1) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.46, $0.45,
      $0.45, $0.44, and $0.44, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.48, $0.47, $0.49, $0.47 and $0.48, respectively.


                       See Notes to Financial Statements.

Trust Shares

                 Years ended October 31,
--------------------------------------------------------
  1999        1998        1997        1996        1995
--------    --------    --------    --------    --------

$  11.44    $  11.09    $  10.75    $  10.78    $   9.89
--------    --------    --------    --------    --------

    0.50        0.50        0.52        0.51        0.51
   (0.89)       0.35        0.34       (0.03)       0.89
--------    --------    --------    --------    --------
   (0.39)       0.85        0.86        0.48        1.40
--------    --------    --------    --------    --------

   (0.48)      (0.50)      (0.52)      (0.51)      (0.51)
--------    --------    --------    --------    --------
   (0.48)      (0.50)      (0.52)      (0.51)      (0.51)
--------    --------    --------    --------    --------
   (0.87)       0.35        0.34       (0.03)       0.89
--------    --------    --------    --------    --------
$  10.57    $  11.44    $  11.09    $  10.75    $  10.78
========    ========    ========    ========    ========

   (3.54)%      7.82%       8.17%       4.55%      14.23%

$ 36,696    $ 34,801    $ 27,562    $ 23,762    $ 23,077

    4.50%       4.42%       4.75%       4.75%       4.91%
    0.77%       0.72%       0.71%       0.70%       0.74%
    0.97%       0.99%       1.02%       1.10%       1.07%
      24%         27%         61%         12%          5%

Connecticut Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                              Years ended October 31,
                                                             --------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                             --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ......................  $  10.82    $  10.47    $  10.14    $  10.13    $   9.22
                                                             --------    --------    --------    --------    --------
 Income from Investment Operations:
  Net investment income (A) ...............................      0.43        0.43        0.45        0.42        0.44
  Net realized and unrealized gain (loss) on investments ..     (0.73)       0.35        0.33        0.01        0.91
                                                             --------    --------    --------    --------    --------
     Total from Investment Operations: ....................     (0.30)       0.78        0.78        0.43        1.35
                                                             --------    --------    --------    --------    --------
Less Dividends:
  Dividends from net investment income ....................     (0.43)      (0.43)      (0.45)      (0.42)      (0.44)
                                                             --------    --------    --------    --------    --------
   Total Dividends: .......................................     (0.43)      (0.43)      (0.45)      (0.42)      (0.44)
                                                             --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ................     (0.73)       0.35        0.33        0.01        0.91
                                                             --------    --------    --------    --------    --------
Net Asset Value, End of Period ............................  $  10.09    $  10.82    $  10.47    $  10.14    $  10.13
                                                             ========    ========    ========    ========    ========

Total Return (1) ..........................................     (2.87)%      7.58%       7.86%       4.32%      14.94%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $ 26,715    $ 24,856    $ 23,355    $ 23,244    $ 18,066
Ratios to average net assets:
  Net investment income including reimbursement/waiver ....      4.07%       4.02%       4.30%       4.13%       4.53%
  Operating expenses including reimbursement/waiver .......      0.85%       0.88%       0.70%       0.70%       0.68%
  Operating expenses excluding reimbursement/waiver .......      1.25%       1.31%       1.31%       1.38%       1.48%
Portfolio Turnover Rate ...................................        53%         46%         42%          3%          7%

---------------------------------------
(1) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.39, $0.38,
      $0.38, $0.35 and $0.37, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.41, $0.40, $0.41, $0.37 and $0.38, respectively.


                       See Notes to Financial Statements.

Trust Shares

                 Years ended October 31,
--------------------------------------------------------
  1999        1998        1997        1996        1995
--------    --------    --------    --------    --------

$  10.82    $  10.47    $  10.14    $  10.13    $   9.22
--------    --------    --------    --------    --------

    0.45        0.45        0.47        0.44        0.46
   (0.73)       0.35        0.33        0.01        0.91
--------    --------    --------    --------    --------
   (0.28)       0.80        0.80        0.45        1.37
--------    --------    --------    --------    --------

   (0.45)      (0.45)      (0.47)      (0.44)      (0.46)
--------    --------    --------    --------    --------
   (0.45)      (0.45)      (0.47)      (0.44)      (0.46)
--------    --------    --------    --------    --------
   (0.73)       0.35        0.33        0.01        0.91
--------    --------    --------    --------    --------
$  10.09    $  10.82    $  10.47    $  10.14    $  10.13
========    ========    ========    ========    ========

   (2.68)%      7.81%       8.06%       4.54%      15.21%

$ 17,848    $ 13,913    $  9,866    $  6,348    $  4,083

    4.26%       4.24%       4.51%       4.34%       4.76%
    0.65%       0.67%       0.49%       0.49%       0.45%
    1.05%       1.10%       1.10%       1.17%       1.24%
      53%         46%         42%          3%          7%

Massachusetts Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                             Years ended October 31,
                                                             --------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                             --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ......................  $  10.53    $  10.25    $   9.94    $   9.98    $   9.12
                                                             --------    --------    --------    --------    --------
 Income from Investment Operations:
  Net investment income (A) ...............................      0.43        0.46        0.45        0.43        0.44
  Net realized and unrealized gain (loss) on investments ..     (0.77)       0.27        0.32       (0.04)       0.86
                                                             --------    --------    --------    --------    --------
     Total from Investment Operations: ....................     (0.34)       0.73        0.77        0.39        1.30
                                                             --------    --------    --------    --------    --------
Less Dividends:
  Dividends from net investment income ....................     (0.43)      (0.45)      (0.46)      (0.43)      (0.44)
                                                             --------    --------    --------    --------    --------
   Total Dividends: .......................................     (0.43)      (0.45)      (0.46)      (0.43)      (0.44)
                                                             --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ................     (0.77)       0.28        0.31       (0.04)       0.86
                                                             --------    --------    --------    --------    --------
Net Asset Value, End of Period ............................  $   9.76    $  10.53    $  10.25    $   9.94    $   9.98
                                                             ========    ========    ========    ========    ========

Total Return (1) ..........................................     (3.35)%      7.22%       7.92%       4.05%      14.52%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $ 39,696    $ 44,189    $ 33,318    $ 26,275    $ 16,113
Ratios to average net assets:
  Net investment income including reimbursement/waiver ....      4.18%       4.30%       4.38%       4.42%       4.56%
  Operating expenses including reimbursement/waiver .......      0.79%       0.78%       0.63%       0.66%       0.70%
  Operating expenses excluding reimbursement/waiver .......      1.19%       1.21%       1.20%       1.32%       1.58%
Portfolio Turnover Rate ...................................        34%         44%         48%         16%         19%

---------------------------------------
(1) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.39, $0.41,
      $0.39, $0.37 and $0.36, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $0.41, $0.42, $0.40, $0.40 and $0.38, respectively.


                       See Notes to Financial Statements.

Trust Shares

                 Years ended October 31,
--------------------------------------------------------
  1999        1998        1997        1996        1995
--------    --------    --------    --------    --------

$  10.53    $  10.25    $   9.94    $   9.98    $   9.12
--------    --------    --------    --------    --------

    0.45        0.47        0.46        0.46        0.45
   (0.77)       0.27        0.32       (0.04)       0.86
--------    --------    --------    --------    --------
   (0.32)       0.74        0.78        0.42        1.31
--------    --------    --------    --------    --------

   (0.45)      (0.46)      (0.47)      (0.46)      (0.45)
--------    --------    --------    --------    --------
   (0.45)      (0.46)      (0.47)      (0.46)      (0.45)
--------    --------    --------    --------    --------
   (0.77)       0.28        0.31       (0.04)       0.86
--------    --------    --------    --------    --------
$   9.76    $  10.53    $  10.25    $   9.94    $   9.98
========    ========    ========    ========    ========

   (3.17)%      7.42%       8.06%       4.27%      14.72%

$ 33,897    $ 23,371    $ 13,986    $ 11,047    $  7,607

    4.36%       4.49%       4.57%       4.60%       4.73%
    0.61%       0.60%       0.44%       0.48%       0.52%
    1.01%       1.03%       1.01%       1.14%       1.31%
      34%         44%         48%         16%         19%

Rhode Island Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                                        Years ended October 31,            Period ended
                                                             --------------------------------------------   October 31,
                                                               1999        1998        1997        1996       1995(1)
                                                             --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ......................  $  11.18    $  10.91    $  10.65    $  10.67    $  10.00
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (A) ...............................      0.48        0.50        0.48        0.51        0.44
  Net realized and unrealized gain (loss) on investments ..     (0.77)       0.29        0.32        0.03        0.67
                                                             --------    --------    --------    --------    --------
   Total from Investment Operations: ......................     (0.29)       0.79        0.80        0.54        1.11
                                                             --------    --------    --------    --------    --------
Less Dividends:
  Dividends from net investment income ....................     (0.48)      (0.50)      (0.50)      (0.51)      (0.44)
  Dividends from net realized capital gains ...............     (0.05)      (0.02)      (0.04)      (0.05)         --
                                                             --------    --------    --------    --------    --------
    Total Dividends: ......................................     (0.53)      (0.52)      (0.54)      (0.56)      (0.44)
                                                             --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ................     (0.82)       0.27        0.26       (0.02)       0.67
                                                             --------    --------    --------    --------    --------
Net Asset Value, End of Period ............................  $  10.36    $  11.18    $  10.91    $  10.65    $  10.67
                                                             ========    ========    ========    ========    ========

Total Return (2) ..........................................     (2.73)%      7.35%       7.78%       5.22%      11.29%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .........................  $ 19,833    $ 20,210    $ 17,134    $ 14,900    $ 10,850
Ratios to average net assets:
  Net investment income including reimbursement/waiver ....      4.41%       4.52%       4.50%       4.78%       5.13%*
  Operating expenses including reimbursement/waiver .......      0.80%       0.81%       0.83%       0.77%       0.40%*
  Operating expenses excluding reimbursement/waiver .......      1.20%       1.23%       1.34%       1.34%       2.25%*
Portfolio Turnover Rate ...................................        34%         41%         19%         13%         34%**

---------------------------------------
*     Annualized
**    Not Annualized
(1)   The Fund commenced operations on December 20, 1994.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1999, 1998, 1997 and 1996, and for the period ended October 31, 1995 were $0.44, $0.45, $0.43, $0.45 and $0.28, respectively.


                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization

      The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

      Each Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares), except for the Tax-Exempt Bond Fund, which is authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares). As of October 31, 1999, the Rhode Island Municipal Bond Fund has offered only Retail A Shares and the Tax-Exempt Bond Fund has offered only Trust Shares, Retail A Shares and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) A Prime Shares are subject to a maximum 4.75% front-end sales charge, (iii) Retail B Shares and B Prime Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing and related fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, B Prime Shares will convert automatically to A Prime Shares. On November 29, 1999, A Prime Shares and B Prime Shares were redesignated Prime A Shares and Prime B Shares, respectively.

2. Significant Accounting Policies

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

      Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

      Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

      Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

      Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

      Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

      In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

Notes to Financial Statements

      Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

      When-Issued Securities: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. Investment Advisory, Administration, Distribution
   Shareholder Services and Other Fees

      The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Corporation are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

      The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

      In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates The Chase Manhattan Bank, the Trust's custodian bank, for its services.

      First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares.

      The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the year ended October 31, 1999.

      The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and shareholder administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Fund's outstanding Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support ser-

Notes to Financial Statements

vices under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 1999, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                              12b-1 Plan
                                              Services        ----------
Fund                                            Plan     Services  Distribution
----                                            ----     --------  ------------
Tax-Exempt Bond ............................  $ 33,072   $  4,520    $ 21,499
New Jersey Municipal Bond ..................       960        N/A         N/A
New York Municipal Bond ....................    66,562        N/A         N/A
Connecticut Municipal Bond .................    39,136        N/A         N/A
Massachusetts Municipal Bond ...............    63,058        N/A         N/A
Rhode Island Municipal Bond ................        --        N/A         N/A

      The Trust has adopted a Distribution Plan (the "A Prime Shares Plan") with respect to A Prime Shares of the Tax-Exempt Bond Fund. Under the A Prime Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of A Prime Shares. Payments by the Trust under the A Prime Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding A Prime Shares. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments under the A Prime Shares Plan to an annual rate of not more than 0.25% of the average daily net assets of the Fund's outstanding A Prime Shares.

      The Trust has adopted a Distribution and Services Plan (the "B Prime Shares Plan") with respect to B Prime Shares of the Tax-Exempt Bond Fund. Under the B Prime Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of B Prime Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to the Fund's outstanding B Prime Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding B Prime Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments for shareholder liaison and administrative support services under the B Prime Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets of B Prime Shares owned of record or beneficially by customers of institutions. As of October 31, 1999, the Tax-Exempt Bond Fund had not commenced its offering of A Prime Shares and B Prime Shares.

      Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. For the year ended October 31, 1999, transfer agent charges for each series were as follows:

Fund                                              Retail A    Retail B    Trust
----                                              --------    --------    -----
Tax-Exempt Bond ...............................    $18,040    $ 2,095    $ 2,231
New Jersey Municipal Bond .....................      5,233        N/A         53
New York Municipal Bond .......................     22,653        N/A        789
Connecticut Municipal Bond ....................     12,517        N/A         47
Massachusetts Municipal Bond ..................     16,654        N/A         44
Rhode Island Municipal Bond ...................      5,100        N/A        N/A

      Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective May 28, 1999, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets.

      Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

      Expenses for the year ended October 31, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees and Reimbursement of Expenses

      The Advisor and the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and/or expense reimbursements at any time. For the year ended October 31, 1999, the Investment Advisor and

Notes to Financial Statements

Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

Fund                                                                 Fees Waived
----                                                                 -----------
Tax-Exempt Bond ............................................           $338,345
New Jersey Municipal Bond ..................................             68,655
New York Municipal Bond ....................................            168,340
Connecticut Municipal Bond .................................            170,690
Massachusetts Municipal Bond ...............................            290,517
Rhode Island Municipal Bond ................................             86,559

                                                                       Expenses
Fund                                                                  Reimbursed
----                                                                  ----------
New Jersey Municipal Bond ....................................           $ 65
New York Municipal Bond ......................................            381

5. Shares of Beneficial Interest

      The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty-one classes of shares each consisting of one or more series.

      Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, A Prime Shares of a Fund bear the expense of payments under the A Prime Shares Plan, B Prime Shares of a Fund bear the expense of payments under the B Prime Shares Plan and Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares of a Fund each bear series specific transfer agent charges) and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

      Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. Purchases and Sales of Securities

      The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 1999 were as follows:

Fund                                                Purchases           Sales
----                                                ---------           -----
Tax-Exempt Bond ............................       $52,087,906       $37,780,469
New Jersey Municipal Bond ..................         3,888,239         3,566,376
New York Municipal Bond ....................        22,275,220        20,101,894
Connecticut Municipal Bond .................        28,441,515        21,486,493
Massachusetts Municipal Bond ...............        35,668,407        23,893,395
Rhode Island Municipal Bond ................         8,063,561         7,213,761

      The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1999 for each Fund is as follows:

Fund                                             Appreciation     (Depreciation)
----                                             ------------     --------------
Tax-Exempt Bond ...........................       $ 1,507,637      $(6,421,032)
New Jersey Municipal Bond .................                --         (406,498)
New York Municipal Bond ...................           978,445       (3,494,238)
Connecticut Municipal Bond ................           389,973       (1,200,562)
Massachusetts Municipal Bond ..............           271,842       (3,471,434)
Rhode Island Municipal Bond ...............           264,670         (727,921)

Fund                                                    Net              Cost
----                                                    ---              ----
Tax-Exempt Bond ...........................      $ (4,913,395)      $171,997,973
New Jersey Municipal Bond .................          (406,498)         9,054,014
New York Municipal Bond ...................        (2,515,793)        80,496,158
Connecticut Municipal Bond ................          (810,589)        45,060,100
Massachusetts Municipal Bond ..............        (3,199,592)        75,802,445
Rhode Island Municipal Bond ...............          (463,251)        19,614,554

      At October 31, 1999, the following Funds had capital loss carryforwards:

Fund                                                       Amount     Expiration
----                                                       ------     ----------
Tax-Exempt Bond ................................          $ 78,657       2007
New Jersey Municipal Bond ......................               687       2006
                                                            44,349       2007
New York Municipal Bond ........................           263,502       2003
                                                            16,589       2004
Connecticut Municipal Bond .....................            31,295       2002
                                                           685,391       2003
                                                            82,263       2005
                                                            23,141       2007
Massachusetts Municipal Bond ...................           286,989       2003
                                                            65,783       2007
Rhode Island Municipal Bond ....................            76,090       2007

Notes to Financial Statements

7. Concentration of Credit

      The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New Jersey, the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8. Subsequent Event - Change in Control of Administrator and
   Change in Distributor (unaudited)

      On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of Investor Services Group (the "Transation"). On that same date and as part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into Investor Services Group, which then changed its name to PFPC Inc.

      In connection with the Transaction, on December 1, 1999, Provident Distributors, Inc. became the distributor of the Trust's shares.

9. Tax Information (unaudited)

      During the fiscal year ended October 31, 1999, the Funds earned the following percent of their income from municipal obligations which generally qualify as exempt from federal and state taxation:

Fund                                                                Income
----                                                                ------
Tax-Exempt Bond .............................................       100.00%
New Jersey Municipal Bond ...................................       100.00%
New York Municipal Bond .....................................       100.00%
Connecticut Municipal Bond ..................................       100.00%
Massachusetts Municipal Bond ................................       100.00%
Rhode Island Municipal Bond .................................       100.00%

During the fiscal year ended October 31, 1999, the following Funds made distributions from long-term capital gains as follows:

Fund                                                                  Amount
----                                                                  ------
Tax-Exempt Bond ..........................................          $1,323,693
Rhode Island Municipal Bond ..............................              63,388

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (six of the portfolios constituting The Galaxy Fund) as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 1998 and the financial highlights for the four years then ended were audited by other auditors whose report dated December 23, 1998 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund portfolios of The Galaxy Fund at October 31, 1999, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 13, 1999
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ANTXEBND (January 1, 2000)